As filed with the Securities and Exchange Commission                       Securities Act File No. 333-47675
on June 29, 1998                                                     Investment Company Act File No. 811-4980
==============================================================================================================


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [_]

     Pre-Effective Amendment No. 2                                   [X]

    Post-Effective Amendment No.                                     [_]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [_]

    Amendment No. 22                                                 [X]
-------------------------------------------------------------------------------
Exact Name of Registrant as Specified in Charter
         TCW Convertible Securities Fund, Inc.
-------------------------------------------------------------------------------
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
     865 South Figueroa Street, Los Angeles, CA  90017
-------------------------------------------------------------------------------
Registrant's Telephone Number, including Area Code
     (213) 244-0000
-------------------------------------------------------------------------------
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
     Philip K. Holl, Secretary
     865 South Figueroa Street, Los Angeles, CA 90017
-------------------------------------------------------------------------------
Approximate Date of Proposed Public Offering:
     As soon as practicable after the effective date of this Registration Statement.
--------------------------------------------------------------------------------

                     TCW CONVERTIBLE SECURITIES FUND, INC.

                             CROSS REFERENCE SHEET
                             ---------------------


Item Number and Heading                                        Caption or Location in Prospectus
-----------------------                                        ---------------------------------
Part A

1. Outside Front Cover.....................................    Cover Page
2. Inside Front and Outside Back Cover Page................    Cover Page
3. Fee table and Synopsis..................................    Fee Table; Prospectus Summary
4. Financial Highlights....................................    Financial Highlights
5. Plan of Distribution....................................    The Offer
6. Selling Shareholders....................................    Inapplicable
7. Use of Proceeds.........................................    Use of Proceeds
8. General Description of the Registrant...................    Description of Common Stock;
                                                               Investment Objective and Policies;
                                                               Special Considerations and Risk Factors
9. Management..............................................    Management of the Fund;
                                                               Custodian, Transfer Agent, Dividend-Paying Agent, and Registrar
10. Capital Stock, Long-Term Debt, and Other Securities....    Description of Common Stock; Distributions;
                                                               Dividend Reinvestment Plan; Taxation
11. Defaults and Arrears on Senior Securities..............    Inapplicable
12. Legal Proceedings......................................    Inapplicable
13. Table of Contents of the Statement of
     Additional Information................................    Same


                                                               Caption or Location in Statement of
                                                                   Additional  Information
                                                               -----------------------------------

Part B

14. Cover Page.............................................    Cover Page
15. Table of Contents......................................    Same
16. General Information and History........................    Inapplicable
17. Investment Objective and Policies......................    Investment Policies;
18. Management.............................................    Management of the Fund
19. Control Persons and Principal Holders of Securities....    Principal Shareholders of the Fund
20. Investment Advisory and Other Services                     Investment Advisory and Other Services
21. Brokerage Allocation and Other Practices                   Portfolio Transactions and Brokerage
22. Tax Status.............................................    Taxation
23. Financial Statements...................................    Financial Statements

Part C

  Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration Statement.

PROSPECTUS           TCW CONVERTIBLE SECURITIES FUND, INC.
[LOGO OF TCW]
                     7,737,466 SHARES OF COMMON STOCK
                       ISSUABLE UPON EXERCISE OF RIGHTS
                 TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

                               ----------------

  TCW Convertible Securities Fund, Inc. (the "Fund"), is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on June 29, 1998, rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 7,737,466 shares (the "Shares") of the Fund's Common Stock (the "Offer") at the rate of one share of Common Stock for each five Rights held. The Offer also entitles the Record Date Shareholders to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription rights. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange ("NYSE"). THE SUBSCRIPTION PRICE PER SHARE (the "Subscription Price") WILL BE THE GREATER OF (1) NET ASSET VALUE PER SHARE ON JULY 29, 1998; OR
(2) 90% OF THE AVERAGE OF THE CLOSING SALE PRICES OF A SHARE OF THE FUND'S COMMON STOCK AT THE CLOSE OF BUSINESS ON JULY 29, 1998 AND THE FOUR PRECEDING BUSINESS DAYS.

  THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 28, 1998 (THE "EXPIRATION DATE").

  As a result of the terms of the Offer, shareholders who do not fully exercise their Rights will, upon completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Such shareholders would also forego the opportunity to purchase shares of the Fund at a discount from market price if such market price remains above net asset value at the end of the offering period. This Prospectus tells investors briefly the information they should know before investing in the Fund. This Prospectus should be read and retained for future reference. The telephone number for all questions and inquiries relating to the Offer is 1-800-637-5242.

  A Statement of Additional Information dated June 29, 1998 has been filed with the Securities and Exchange Commission and contains certain financial statements of the Fund. A copy may be obtained without charge by calling (800) 386-3829 or writing the Fund at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Fund's telephone number is (213) 244-0000. The Statement of Additional Information is incorporated herein by reference.

 THESE SECURITIES  HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY  THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES COMMISSION, NOR
    HAS  THE SECURITIES  AND EXCHANGE  COMMISSION  OR ANY  STATE OR  OTHER
      SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
       PROSPECTUS.  ANY REPRESENTATION  TO THE CONTRARY  IS A  CRIMINAL
         OFFENSE.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                          UNDERWRITING
                                      SUBSCRIPTION        DISCOUNTS AND        PROCEEDS TO
                                          PRICE            COMMISSIONS       THE FUND(1)(2)
-------------------------------------------------------------------------------------------
Per Share.......................          $9.75               None                $9.75
-------------------------------------------------------------------------------------------
Total...........................       $75,440,293            None             $75,440,293
-------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

(1) Estimated based on an assumed subscription price per share of $9.75.
(2) Before deduction of expenses incurred by the Fund, estimated at $200,000.

June 29, 1998

                                   FEE TABLE

     Shareholder Transaction Expenses*
       Sales Load (as a percentage of offering price)................... None
       Dividend Reinvestment and Cash Purchase Plan Fees................ None

     Annual Expenses (as a percentage of net assets attributable to common shares)
       Management Fees.................................................. 0.58%
       Other Expenses................................................... 0.16%
                                                                         ----
       Total Annual Expenses............................................ 0.74%
                                                                         ====

                     EXAMPLE                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
                     -------                     ------ ------- ------- --------
     You would pay the following expenses* on a
      $1,000 investment, assuming five percent
      annual return............................    $8     $24     $42     $94

--------
* Excludes brokerage commissions paid on purchases and sales of shares of Common Stock of the Fund.

  The foregoing information is intended to assist the investor in understanding the various costs and expenses that an investor in TCW Convertible Securities Fund, Inc. (the "Fund") will bear directly or indirectly. See "Investment Advisory and Other Services" for a description of the Investment Advisory Agreement and expenses borne by the Fund. The example is included to provide a means for the investor to compare expense levels of investment companies with different fee structures over varying investment periods. To facilitate such comparison, all investment companies are required to utilize a hypothetical five percent annual return assumption. This assumption is unrelated to the Fund's prior performance and is not a projection of future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

TERMS OF THE OFFER

  TCW Convertible Securities Fund, Inc. (the "Fund") is issuing to shareholders of record ("Record Date Shareholders") as of the close of business on June 29, 1998 (the "Record Date") rights ("Rights") to subscribe for an aggregate of 7,737,466 shares of Common Stock (sometimes referred to herein as the "Shares") of the Fund. Each such shareholder is being issued one Right for each full share of Common Stock owned on the Record Date. The Rights entitle the holder thereof to acquire at the Subscription Price (as hereinafter defined) one Share for each five Rights held. Rights may be exercised at any time during the period (the "Subscription Period"), which commences on the date of this Prospectus and ends at 5:00 p.m., New York City time, on July 28, 1998 (the "Expiration Date"). The right to acquire one additional Share for each five Rights held during the Subscription Period is hereinafter referred to as the "Primary Subscription."

  In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not subscribed for by other shareholders in the Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Company, Inc. ("Nominee"), nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Nominee or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

  The subscription price per share (the "Subscription Price") will be the greater of (1) net asset value per share on July 29, 1998; or (2) 90% of the average of the closing sale prices of a share of the Fund's Common Stock at the close of business on July 29, 1998 and the four preceding business days. Since the Expiration Date is prior to the Pricing Date, Record Date Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise such Rights. The steps for subscribing, including how to pay, are specified below in "Steps to Subscribe."

  Rights will be evidenced by subscription certificates ("Subscription Certificates") and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to The Bank of New York, Church Street Station, New York, New York (the "Subscription Agent"). A Rights holder will have no right to rescind a purchase after the Subscription Agent has received the holder's Subscription Certificate or notice of guaranteed delivery. See "The Offer--Method of Exercise of Rights" and "The Offer--Payment for Shares." The Rights are non-transferable. Only the shares issued pursuant to an exercise of Rights, and not the Rights, will be listed on the NYSE.

IMPORTANT DATES TO REMEMBER

         EVENT                                                 DATE
         -----                                                 ----
     Record Date..................................                 June 29, 1998
     Subscription Period.......................... June 29 through July 28, 1998
     Expiration Date..............................                 July 28, 1998
     Pricing Date.................................                 July 29, 1998
     Confirmation to Participants.................                August 7, 1998
     Final Settlement for Shares..................               August 14, 1998

STEPS TO SUBSCRIBE

  Complete, sign and date the enclosed Subscription Certificate. Write a check or money order for $9.75 for each Share subscribed for through the Primary Subscription and Over-Subscription Privilege. Mail the Subscription Certificate and payment in the enclosed envelope to The Bank of New York.

  Alternatively, follow the instructions for the enclosed notice of guaranteed delivery. If shares are held by your broker or other nominee, contact your broker or other nominee.

INFORMATION REGARDING THE FUND

  The Fund has been engaged in business as a closed-end diversified management investment company since January 13, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation, through investment principally in Convertible Securities (defined in "Investment Objective and Policies--Convertible Securities") and use of certain other investment techniques. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies." The Fund's outstanding common stock, par value $.01 per share (the "Common Stock"), is listed and traded on the NYSE under the symbol CVT. The average weekly trading volume of the Common Stock on the NYSE during the 12 month period ended December 31, 1997 was approximately 443,000 shares. As of December 31, 1997, the net assets of the Fund were approximately $355.1 million.

INFORMATION REGARDING THE INVESTMENT ADVISER

  The Fund's investment adviser, TCW Funds Management, Inc. ("Investment Adviser"), has served as investment adviser to the Fund since its inception. The Investment Adviser is a wholly-owned subsidiary of The TCW Group, Inc. (formerly, TCW Management Company), whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services and had, as of December 31, 1997, approximately $50 billion of assets under management and committed to management, of which approximately $1.4 billion were represented by investments in Convertible Securities. The Fund pays the Investment Adviser a monthly fee computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets, and 0.50% of the Fund's average net assets in excess of $100 million. See "Investment Advisory and Other Services--Fees and Expenses." Since the Investment Adviser's fees are based on the Fund's average net assets, the Investment Adviser will benefit from the Offer. In addition, a director who is an "interested person" of the Fund could benefit indirectly from the Offer because of his interest in the Investment Adviser. See "The Offer--Purposes of the Offer."

SPECIAL CONSIDERATIONS AND RISK FACTORS

  The following summarizes certain matters that should be considered, among others, in connection with the Offer.

Dilution......................  As a result of the terms of the Offer, shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Such shareholders would also forego the opportunity to purchase shares of the Fund at a discount from market price if such market price remains above net asset value at the end of the offering period.

Discount From Net Asset
Value.........................  The Fund's shareholders may dispose of their
                                Shares on the NYSE or other markets on which the Shares may trade. Because the Fund is a closed-end fund, the Fund's shareholders do not have the right to redeem their Shares at net asset value. The market price for shares of closed-end investment companies varies from net asset value and such shares frequently trade at a discount from net asset value. The Fund's shares have traded in the market at, above and below net asset value since the commencement of Fund's operations. During the past three years, the Fund's shares have generally traded in the market at a premium above net asset value.

Anti-Takeover Provisions......  Certain provisions of the Fund's Articles of
                                Incorporation may be regarded as "anti-
                                takeover" provisions. These provisions require the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an amendment to the Fund's Articles of Incorporation making the Common Stock a redeemable security or reducing the two-thirds vote required by the Articles of Incorporation. See "Description of Common Stock--Anti-Takeover Provisions of the Articles of Incorporation."

Investments...................  Many Convertible Securities which the Fund purchases are unrated or rated BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investor's Service, Inc. Ratings below BB/Ba are considered by the rating agencies to be speculative and bonds with a rating of BB/Ba or lower are commonly referred to as "junk bonds." See "Investment Objective and Policies--Risks of Lower Rated Securities." Prices of Convertible Securities generally fluctuate in response to changes in interest rates as well as to changes in the prices of the underlying common stocks. The Fund may invest up to 15% of its net assets in illiquid convertible securities. At December 31, 1997, approximately 46% of the Fund's net assets were invested in restricted securities none of which were deemed to be illiquid. See "Investment Objectives and Policies--Unregistered
                                Convertible Securities." The Fund intends to employ from time to time certain investment techniques which involve additional risks. These investment techniques include options, short sales against the box, forward commitments, lending of portfolio securities, foreign securities and foreign issuers, repurchase agreements, and stock index futures. Each of these investment techniques and the risks thereof are described under the caption "Investment Objective and Policies" or in the Statement of Additional Information.

Distributions.................  Since July, 1988, the Fund has made quarterly distributions of $0.21 per share. These
                                distributions have required payments
                                substantially in excess of the Fund's current net investment income. The portion, if any, of a distribution which equals the Fund's current net investment income should be considered a dividend. The remainder constitutes a payment out of the Fund's net realized capital gains for each period to the extent available; any excess is paid from paid-in capital. See "Distributions; Dividend Reinvestment Plan."

                             FINANCIAL HIGHLIGHTS

  The information below for the fiscal years ended December 31, 1998 through 1997 has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report included in the Statement of Additional Information. The following information should be read in conjunction with he financial statements and related notes thereto included in the Statement of Additional Information.

                                                           YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------
                            1997      1996      1995      1994       1993      1992      1991      1990       1989      1988
                          --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
Net Asset Value Per
Share, Beginning of
Period..................  $   8.51  $   8.36  $   7.47  $   8.79   $   8.36  $   8.09  $   6.85  $   8.36   $   7.99  $   7.76
                          --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
Income from Operations:
 Net Investment Income..      0.35      0.36      0.37      0.38       0.40      0.41      0.43      0.46       0.50      0.55
 Impact to Capital for
 Shares Issued..........     (0.01)      --        --        --       (0.01)    (0.01)      --        --         --        --
 Net Realized and
 Unrealized Gain (loss)
 on Securities..........      1.23      0.77      1.36     (0.86)      1.25      0.71      1.65     (1.13)      0.71      0.44
                          --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
   Total from Investment
   Operations...........      1.57      1.13      1.73     (0.48)      1.64      1.11      2.08     (0.67)      1.21      0.99
Less Distributions:
 Dividends from Net
 Investment Income......     (0.35)    (0.36)    (0.37)    (0.38)     (0.40)    (0.41)    (0.43)    (0.46)     (0.50)    (0.55)
 Distribution from Net
 Realized Gains.........     (0.52)    (0.62)    (0.33)    (0.30)     (0.81)    (0.07)      --        --       (0.06)      --
 Distribution in Excess
 of Net Realized Gains..       --        --      (0.14)    (0.16)       --        --        --        --         --        --
 Return of Capital......       --        --        --        --         --      (0.36)    (0.41)    (0.38)     (0.28)    (0.21)
                          --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
   Total Distributions..     (0.87)    (0.98)    (0.84)    (0.84)     (1.21)    (0.84)    (0.84)    (0.84)     (0.84)    (0.76)
                          --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
Net Asset Value Per
Share, End of Period....  $   9.21  $   8.51  $   8.36  $   7.47   $   8.79  $   8.36  $   8.09  $   6.85   $   8.36  $   7.99
                          ========  ========  ========  ========   ========  ========  ========  ========   ========  ========
Per Share Market Price,
End of Period...........  $  9.625  $  9.375  $  9.375  $  7.750   $  9.250  $  9.125  $  8.750  $  6.875   $  8.000  $  7.375
                          ========  ========  ========  ========   ========  ========  ========  ========   ========  ========
Total Investment
Return(1)...............     12.98%    11.75%     33.6%    (7.43)%    13.77%    15.90%    41.38%    (3.78)%    20.23%    24.79%
Net Asset Value Total
Return(2)...............     19.10%    13.94%     24.0%    (5.70)%    16.12%    13.35%    31.20%    (8.25)%    15.97%    13.24%
Ratios/Supplemental
Data:
Net Assets, End of
Period (in thousands)...  $355,061  $271,267  $264,608  $234,686   $273,230  $215,208  $172,331  $144,593   $175,732  $167,797
Ratio of Expenses to
Average Net Assets......      0.74%     0.77%     0.81%     0.79 %     0.80%     0.88%     0.94%     0.94 %     0.95%     0.94%
Ratio of Net Investment
Income to Average Net
Assets..................      3.95%     4.12%     4.60%     4.66 %     4.48%     5.04%     5.68%     5.93 %     5.90%     6.66%
Portfolio Turnover Rate.    132.99%   125.72%   108.98%   110.04 %   173.79%   139.39%   114.13%    99.53 %    84.17%    70.62%
Average Commission Rate
Paid by the Fund(3).....  $   0.06  $   0.06       N/A       N/A        N/A       N/A       N/A       N/A        N/A       N/A

----
(1) Based on market value per share, adjusted for reinvestment of distributions.

(2) Based on net asset value per share, adjusted for reinvestment of distributions.

(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                   THE OFFER

TERMS OF THE OFFER

  The Fund is issuing to Record Date Shareholders Rights to subscribe for the Shares. Each Record Date Shareholder is being issued one non-transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire through the Primary Subscription at the Subscription Price one Share for each five Rights held. No Rights will be issued for fractional shares. Rights may be exercised at any time during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m., New York City time, on July 28, 1998.

  In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not subscribed for by other shareholders in the Primary Subscription. For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Nominee or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Nominee or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

  Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to such holder. The method by which Rights may be exercised and Shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received the holder's Subscription Certificate or notice of guaranteed delivery. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

  The Rights are non-transferable. Only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued, Rights holders who receive, or who are left with, fewer than five Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of such fractional Shares. The Fund will not offer or sell any Shares which are not subscribed through the Primary Subscription or the Over-Subscription Privilege.

PURPOSES OF THE OFFER

  The Board of Directors of the Fund has determined that the Offer is in the best interests of the Fund and its shareholders. The Offer will increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position more fully to take advantage of investment opportunities that may arise. The larger number of outstanding shares of Common Stock after the Offer should help create a more efficient and active market for the Common Stock and help reduce the effect on market price of individual transactions. In addition, increasing the size of the Fund may lower the Fund's expenses as a percentage of net assets. The Offer also seeks to reward the long-term shareholder by giving existing shareholders the right to purchase additional shares at a price that may be below market without incurring any commission charge. There can be no assurance that the Fund will achieve any of the foregoing objectives or benefits through the Offer.

  The purpose of setting the determination of the Subscription Price subsequent to the Expiration Date is to insure that the Offer will attract the maximum participation of shareholders with the minimum dilution to non-participating shareholders.

  The Investment Adviser will benefit from the Offer because the Investment Adviser's fee is based on the average net assets of the Fund. See "Investment Advisory and Other Services--Fees and Expenses." It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming that all Rights are exercised and the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser would be increased by approximately 19% assuming the net asset value per share of $9.21 as of December 31, 1997. Three of the Fund's eight directors who voted to authorize the Offer are "interested persons" of the Fund and of the Investment Adviser within the meaning of the 1940 Act. One of these Directors, Mr. Ernest O. Ellison, could benefit indirectly from the Offer because of his indirect ownership interest in the Investment Adviser. See "Management of the Fund."

  The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the Investment Company Act of 1940, as amended ("1940 Act"). If all the Shares are subscribed for in this Offering, the Fund will have a total of 3,642,836 remaining authorized but unissued shares of Common Stock available for issuance without shareholder approval.

OVER-SUBSCRIPTION PRIVILEGE

  If some Record Date Shareholders do not exercise all of the Rights issued to them, any Shares for which subscriptions have not been received from Record Date Shareholders will be offered, by means of the Over-Subscription Privilege, to those Record Date Shareholders who have exercised all the Rights initially issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who oversubscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining Shares each over-subscribing shareholder may acquire will be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

THE SUBSCRIPTION PRICE

  The Subscription Price for the Shares to be issued pursuant to the Rights will be the greater of (1) net asset value per Share at the close of business on July 29, 1998 (the "Pricing Date"); or (2) 90% of the average of the closing sale prices of a share of the Fund's Common Stock at the close of business on July 29, 1998 and the four preceding business days.

  The Fund announced the Offer before the start of trading on the NYSE on February 18, 1998. The net asset values per share of Common Stock at the close of business on February 20, 1998 (two days following the announcement) and June 26, 1998 were $9.66 and $9.47, respectively, and the last reported sale prices of a share of the Fund's Common Stock on the NYSE on February 20, 1998 (two days following the announcement) and June 26, 1998 were $10.25 and $9.50, respectively.

EXPIRATION OF THE OFFER

  The Offer will expire at 5:00 p.m., New York City time, on July 28, 1998. Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date is prior to the Pricing Date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, the purchase price for such Shares.

SUBSCRIPTION AGENT

  The Subscription Agent is The Bank of New York, Church Street Station, New York, New York. The Subscription Agent will receive from the Fund a fee estimated to be $40,000 for the processing of the exercise of Rights and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's dividend disbursing agent, transfer agent and registrar.

INFORMATION AGENT

  Any questions or requests for assistance regarding how to subscribe for Shares or for additional copies of this Prospectus or Subscription Certificates or notices of guaranteed delivery may be directed to the Information Agent at its telephone number and address listed below:

  CORPORATE INVESTOR COMMUNICATIONS, INC.
  111 COMMERCE ROAD
  CARLSTADT, NEW JERSEY 07072-2586

  Toll Free--1-800-637-5242

  The Information Agent will receive a fee estimated to be $9,500 and reimbursement for all out-of-pocket expenses related to the Offer.

METHOD OF EXERCISE OF RIGHTS

  Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided. In addition, Rights may be exercised by delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, or other nominee if such shareholder's shares of Common Stock are held in such broker's or nominee's name. Such brokers or nominees may charge a servicing fee for exercising such Rights. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than five Rights will not be able to exercise such Rights.

  Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on July 28, 1998 (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to the offices of the Subscription Agent by one of the methods described below:

(1) By mail:
    The Bank of New York
    Tender and Exchange Department
    P.O. Box 11248
    Church Street Station
    New York, New York 10286-1248

(2) By Hand, Express Mail or Overnight Courier:
    The Bank of New York
    Tender and Exchange Department
    101 Barclay Street
    Receive & Delivery Window-Street Level
    New York, New York 10286

PAYMENT FOR SHARES

  Holders of Rights who acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment.

  (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a completed and executed notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent together with a completed Subscription Certificate by facsimile transmission (telecopy number (212) 815-6213; confirm by telephone (800) 507-9357.

  (2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Shares acquired on Primary Subscription and additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on an assumed purchase price of $9.75 Share. To be accepted, payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at its Tender and Exchange Department, P.O. Box 11248, Church Street Station, New York, New York 10286-1248 or its Tender and Exchange Department, 101 Barclay Street, Receive and Deliver Window-Street Level, New York, New York 10286 prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of Shares. Interest on this account will accrue to the benefit of the Fund.

  A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES. PAYMENT MUST BE PAYABLE TO TCW CONVERTIBLE SECURITIES FUND, INC., AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. THE SUBSCRIPTION AGENT WILL NOT ACCEPT CASH AS A MEANS OF PAYMENT FOR SHARES.

  Within three Business Days following the Pricing Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Fund's shares are held by Nominee or any other depository or nominee, to Nominee or such other depository or nominee), showing (1) the number of Shares acquired pursuant to the Primary Subscription, (2) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (3) the per Share and total purchase price for the Shares, and (4) any additional amount payable by such holder to the Fund or any excess to be refunded by the Fund to such holder, in each case based on the Subscription Price as determined on the Pricing Date. If any such shareholder exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any payment required from a holder of Rights must be received by the Subscription Agent within ten Business Days after the Confirmation Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of exercises by Record Date Stockholders of their Over-Subscription Privileges will be mailed by the Subscription Agent to him within fifteen Business Days after the Confirmation Date. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to TCW Convertible Securities Fund, Inc.

  Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of any checks or money orders and actual payment pursuant to any notice of guaranteed delivery.

  A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check.

  If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (1) find other purchasers for such subscribed-for and unpaid-for Shares; (2) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege, and/or (3) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

  Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of such Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

  The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES OR PAYMENTS TO THE FUND.

  THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE SEVERAL BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

  All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determination will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or Permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE

  The Fund has undertaken, as required by the Securities and Exchange Commission's registration form, to suspend the Offer until it amends this Prospectus if subsequent to June 29, 1998, the effective date of the Fund's registration statement relating to the Offering, and prior to the Expiration Date, the Fund's net asset value declines more than 10% from its net asset value as of June 29, 1998. In such event, the Fund will notify shareholders of any such decline and permit them to cancel their exercise of Rights. With this exception, a shareholder will have no right to rescind an exercise of Rights after the Subscription Agent receives a Subscription Certificate or notice of guaranteed delivery.

PURCHASE AND SALE OF RIGHTS

  The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted to trading on the NYSE. However, the Shares to be issued pursuant to the Rights will be listed and admitted to trading, along with the existing outstanding shares of Common Stock, on the NYSE.

DELIVERY OF STOCK CERTIFICATES

  Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan, unless they request the issuance of stock certificates for the Shares so acquired. Shareholders whose Shares are held of record by Nominee or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Nominee or such other depository or nominee. With respect to all other shareholders, stock certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed within fifteen business days after the Confirmation Date and after payment for the Shares subscribed for has cleared.

FOREIGN SHAREHOLDERS

  The Fund has been advised by outside legal counsel that this rights offering has been qualified or is believed to be exempt from qualification only under the federal laws of the United States and the laws of each of the States in the United States. Residents of other jurisdictions may not purchase the Shares of Common Stock offered hereby unless they certify that their purchases of such Shares are effected in accordance with the applicable laws of such jurisdictions.

FEDERAL INCOME TAX CONSEQUENCES

  For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to holders of Common Stock, and no loss or deduction will be allowed if Rights expire without being exercised.

  A shareholder's holding period for a Share acquired upon exercise of a Right begins on the date of exercise. In the absence of a special election under
Section 307 of the Internal Revenue Code of 1986 by the shareholder, the shareholder's basis for determining gain or loss upon the sale of a Share acquired upon exercise of a Right will be equal to the Subscription Price. A shareholder's gain or loss recognized upon a sale of that Share will be capital gain or loss if the Share was held as a capital asset at the time of sale. Net capital gains are subject to a maximum tax rate of 20% so long as the asset was held for more than eighteen (18) months. Gains on assets held no more than eighteen months but more than one year, are subject to a tax at a maximum rate of 28%.

  The foregoing discussion is for general information only and is based upon existing laws, regulations and judicial and administrative pronouncements. Shareholders are advised to consult their own tax advisers with regard to the Federal income tax consequences of exercising any Rights, as well as the tax consequences arising under the laws of any state, foreign country or other jurisdiction.

DILUTION

  As a result of the terms of the Offer, shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Such shareholders would also forego the opportunity to purchase shares of the Fund at a discount from market price if such market price remains above net asset value at the end of the offering period.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

MARKET PRICE PREMIUM OR DISCOUNT FROM NET ASSET VALUE

  Shares of the Fund are listed and traded on the NYSE. Since the Fund is a closed-end investment company, shareholders do not have the right to redeem shares at net asset value. The market price for shares of closed-end investment companies generally varies from per share net asset value and such shares frequently trade at a discount from net asset value. Shares of the Fund have traded at, above and below net asset value since the commencement of operations. Prior to 1990, the Fund's shares generally traded at a discount from the net asset value. During the past three years, the Fund's shares have generally traded at a premium above net asset value. See "Share Price Data." To the extent that shares trade at a premium above net asset value, a reduction in such premium or a change from a premium to a discount would adversely affect an investor's return.

ANTI-TAKEOVER PROVISIONS

  Certain provisions of the Fund's Articles of Incorporation may be regarded as "anti-takeover" provisions. These provisions require the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an amendment to the Fund's Articles of Incorporation making the Common Stock a redeemable security or reducing the two-thirds vote required by the Articles of Incorporation. See "Description of Common Stock--Anti-Takeover Provisions of the Articles of Incorporation."

INVESTMENTS

  Many Convertible Securities which the Fund purchases are unrated or rated BB or lower by S&P or Ba or lower by Moody's. Ratings below BB/Ba are considered by the rating agencies to BE SPECULATIVE and bonds with a rating of BB/Ba or lower are commonly referred to as "junk bonds." See "Investment Objective and Policies--Risks of Lower Rated Securities." Prices of Convertible Securities generally fluctuate in response to changes in interest rates as well as to changes in the prices of the underlying common stocks. The Fund may use certain investment techniques which involve additional risks. These investment techniques include options, short sales against the box, forward commitments, lending of portfolio securities, investment in foreign securities and foreign issuers, repurchase agreements, and stock index futures.

DISTRIBUTIONS

  Commencing in July, 1988, the Fund has made quarterly distributions of $0.21 per share. These distributions have required payments substantially in excess of the Fund's current net investment income. The portion, if any, of a distribution which equals the Fund's current net investment income should be considered a dividend. The remainder constitutes a payment out of the Fund's net realized capital gains for each period to the extent available; any excess will be from paid-in capital. See "Distributions; Dividend Reinvestment Plan."

YEAR 2000

  The management and custodial services provided to the Fund by the Investment Adviser and the Fund's custodian and the services provided to shareholders by the Fund's transfer agent, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Investment Adviser, custodian and transfer agent have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adopted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with others' noncomplying computer systems.

                                USE OF PROCEEDS

  The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $75,000,000, based upon an assumed Subscription Price of $9.75 and after deducting expenses payable by the Fund estimated at approximately $200,000. If less than all of the Shares offered are sold, the proceeds from the Offer would be reduced accordingly, but there would be no material reduction in the expenses of the Offer. The Fund will invest the net proceeds of the Offer in accordance with its investment objective and policies. The Investment Adviser anticipates that such investment will not take more than three months from the Expiration Date.

                          DESCRIPTION OF COMMON STOCK

GENERAL

  The Fund, which was incorporated under the laws of the State of Maryland on January 13, 1987, is authorized to issue 50,000,000 shares of Common Stock, par value $.01 per share. The shares of Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are fully paid and non-assessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative.

  The following chart shows the number of shares of Common Stock authorized and outstanding as of December 31, 1997:

                                                       SHARES HELD
                                            SHARES     BY THE FUND     SHARES
   TITLE OF CLASS                         AUTHORIZED FOR ITS ACCOUNT OUTSTANDING
   --------------                         ---------- --------------- -----------
   Common Stock $.01 par value........... 50,000,000         0       38,561,279

SHARE PRICE DATA

  The Fund's shares are listed and traded on the New York Stock Exchange (the "NYSE"). The following table sets forth for the quarters indicated the high and low sale prices on the NYSE and the average weekly volume of trading of the Fund's shares for the quarter. Also set forth are the related net asset values per share of Common Stock, as calculated for such day or for the preceding Friday business day by TCW Funds Management, Inc. (the "Investment Adviser"), and the premium (or discount) to net asset value represented by such market prices.

                                             NET ASSET
                                  MARKET       VALUE       PREMIUM
                                   PRICE    RELATED TO  (OR DISCOUNT)    AVERAGE
                                ----------- ----------- --------------   WEEKLY
             QUARTER            HIGH   LOW  HIGH   LOW   HIGH    LOW     TRADING
              ENDED             PRICE PRICE PRICE PRICE PRICE   PRICE    VOLUME
             -------            ----- ----- ----- ----- ------  ------   -------
   03/31/95.................... 8.500 7.750 7.62  7.47   11.55%   3.75 % 150,962
   06/30/95.................... 8.750 8.125 8.22  7.79    6.45%   4.30 % 147,885
   09/30/95.................... 8.875 8.250 8.67  8.23    2.36%   0.24 % 151,854
   12/31/95.................... 9.500 8.500 8.53  8.39   11.37%   1.31 % 207,385
   03/31/96.................... 9.500 9.000 8.70  8.75    9.20%   2.86 % 179,923
   06/30/96.................... 9.000 8.375 8.78  8.79    2.51%  (4.72)% 307,323
   09/30/96.................... 9.375 8.625 8.82  8.20    6.29%   5.18 % 193,608
   12/31/96.................... 9.750 9.125 8.78  8.75   11.05%   4.29 % 162,269
   03/31/97.................... 9.900 9.000 8.88  8.30   13.51%   5.42 %  70,729
   06/30/97.................... 9.050 8.400 8.97  8.05    7.76%  (3.63)% 129,705
   09/30/97.................... 9.650 9.031 9.56  8.88    4.06%  (0.38)%  95,093
   12/31/97.................... 9.725 9.212 9.62  9.17    4.62%  (1.25)%  66,748

  The Fund's shares have traded in the market above, at and below net asset value since the commencement of the Fund's operations. Prior to 1990, shares of the Fund's Common Stock generally traded at a discount from the net asset value; however, in the last three calendar years, the Fund's shares have generally traded in the market at a premium above net asset value.

  For the net asset value per share and the reported sales price of a share of the Fund's Common Stock on the NYSE as of a recent date, see "The Offer--The Subscription Price."

REPURCHASE OF SHARES

  The Fund's shareholders do not have the right to require redemption of their shares by the Fund. The Fund, however, may repurchase its shares in the open market from time to time, although nothing herein shall be considered a commitment to repurchase such shares. Any such repurchases shall be subject to the Maryland General Corporation Law and to limitations imposed by the Investment Company Act of 1940 (the "1940 Act"). Subject to the Fund's investment restriction with respect to borrowings, the Fund may incur debt in an amount not exceeding 5% of total assets to finance share repurchase transactions. See "Investment Objective and Policies--Investment Restrictions." Shares repurchased by the Fund will be held as treasury shares until reissued.

  The Fund does not expect to consider the repurchase of any of its shares except at a price below net asset value. Consequently, so long as shares of the Fund trade at a premium above net asset value, no offer to repurchase is contemplated. If the Fund should in the future repurchase any shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, although the market price of those outstanding shares will not necessarily be affected, either positively or negatively. The principal factors expected to be considered by the Board of Directors in determining whether any repurchase, compared to alternative investments, is in the best interests of the Fund and its shareholders is the anticipated effect on net asset value per share and the resulting effect on the Fund's expense ratio. If the Fund should borrow to finance share repurchase transactions, any gain in the value of the Fund's investments during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than would otherwise be the case. Conversely, any decline in the value of the Fund's investments would cause the net asset value of the Fund's shares to decrease more rapidly than would otherwise be the case. The Fund has never repurchased any of its outstanding shares and does not presently contemplate making any share repurchases nor incurring debt to finance any share repurchases.

ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

  The Fund has provisions in its Articles of Incorporation that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund is required to authorize any of the following actions: (1) merger or consolidation of the Fund with an open-end investment company; (2) merger or consolidation with a closed-end investment company unless such company's charter has the same voting requirements; (3) dissolution of the Fund; (4) sale of all or substantially all of the assets of the Fund; or (5) amendment to the Articles of Incorporation of the Fund which makes the Common Stock a redeemable security (as such term is defined in the 1940 Act) or which reduces the two-thirds vote required to authorize the actions in (1) through (5) hereof.

  Reference is made to the Articles of Incorporation of the Fund, on file with the Securities and Exchange Commission (the "SEC"), for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

  The Board of Directors has determined that the two-thirds voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of the Fund and its shareholders generally.

POSSIBLE FUTURE CONVERSION TO OPEN-END INVESTMENT COMPANY

  If shares of the Fund's Common Stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in any year, the Fund will submit to its shareholders at the next succeeding annual meeting of shareholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Articles of Incorporation to provide that, upon the adoption of such amendment by the holders of two-thirds of the Fund's outstanding shares of Common Stock, the Fund will convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of its Common Stock. Also, each share of the Fund's Common Stock could be presented to the Fund at the option of the holder thereof for redemption at net asset value per share and the Fund could be required to liquidate portfolio securities to meet requests for redemption. In addition, shares of the Fund would no longer be listed on the NYSE.

  As described above, the Fund may repurchase its shares in the open market from time to time. The Fund cannot predict whether any such repurchases would increase or decrease the discount from net asset value. To the extent that any such repurchase decreased the discount to below 10% during the measurement period, the Fund would not be required to submit to shareholders a proposal to convert the Fund to an open end investment company at the next annual meeting of shareholders.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

  The investment objective of the Fund is to seek total investment return comprised of current income and capital appreciation through investment principally in Convertible Securities (defined in "Convertible Securities" below) and use of certain other investment techniques. The Fund is designed primarily for long-term investment and not as a trading vehicle. There can be no assurance that the Fund's objective will be achieved.

  The Fund's investment objective and fundamental policies may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Prospectus, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (2) more than 50% of the outstanding shares.

  The Fund has adopted a fundamental policy that under normal market conditions it will invest at least 65% of its total assets in Convertible Securities. Securities obtained upon the conversion of convertible securities may be retained during periods when market conditions are unfavorable for their disposition. Securities received upon conversion also may be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for Federal income tax purposes during years in which such gains are accorded favorable tax treatment. For temporary periods of not greater than two months after conversion, such securities will be considered to be convertible securities for purposes of computing whether 65% of the Fund's total assets are invested in Convertible Securities. The Fund would convert a Convertible Security which it holds when necessary to permit orderly disposition of the investment when a Convertible Security reaches maturity or has been called for redemption. Conversion could also occur to facilitate a sale of the position or if the dividend rate on the underlying common stock increased above the yield on the Convertible Security.

  The remainder of the Fund's total assets may be invested in other securities, including nonconvertible equity and investment grade debt securities, options (as described below), securities issued or guaranteed by the United States Government, its agencies and instrumentalities ("Government Securities"), repurchase agreements (as described below), and money market securities (as described below). Investment grade debt securities are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"). Debt securities rated Baa by Moody's are considered medium grade obligations with speculative characteristics. United States Government agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

  The Fund may invest in certain "hybrid securities" consisting of debt obligations with an investment return coupled to the performance of a common stock index, such as the Standard & Poor's 500 Composite Stock Price Index or the Standard & Poor's Pharmaceutical Index. Such hybrid securities are usually zero coupon obligations payable at maturity at the higher of (1) face value or
(2) face value multiplied by the value of the specified index at maturity and divided by a specified amount which may be 110% to 120% of the value of the index at the date of issue. These hybrid securities will be purchased by the Fund only if the debt obligation is investment grade. In addition to the credit risk of the issuer, the investment is subject to loss of value in the event the index declines. The Fund does not intend to invest more than 5% of its total assets in such hybrid securities.

  In selecting Convertible Securities for the Fund, the following factors, among others, are considered by the Investment Adviser: (1) the Investment Adviser's own evaluations of the creditworthiness of the issuer of the securities; (2) the interest or dividend income generated by the securities;
(3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Fund's portfolio as to issuers; and (8) whether the securities are rated by S&P and/or Moody's and, if so, the ratings assigned.

  When business or financial conditions warrant, the Fund may take a temporary "defensive" position by investing up to 100% of its total assets in (1) Government Securities; (2) money market securities such as certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $5 billion and which are members of the Federal Deposit Insurance Corporation, and commercial paper rated Prime 1 by Moody's or A-l by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P;
(3) other debt securities rated Aa or higher by Moody's or AA or higher by S&P; and (4) repurchase agreements as described below.

CONVERTIBLE SECURITIES

  A Convertible Security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

  A Convertible Security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the Convertible Security matures or is redeemed, converted or exchanged. Before conversion, Convertible Securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible Securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the Convertible Security sells above its value as a fixed income security.

  The value of a Convertible Security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).

  The investment value of a Convertible Security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the Convertible Security's investment value. The conversion value of a Convertible Security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the Convertible Security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the Convertible Security will be increasingly influenced by its conversion value. In addition, a Convertible Security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  A Convertible Security may be subject to redemption at the option of the issuer at a price established in the Convertible Security's governing instrument. If a Convertible Security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective. The Fund has from time to time acquired privately negotiated securities issued by a major brokerage firm and consisting of notes with detachable warrants to purchase shares of publicly-traded common stock. These investments are designed to permit the Fund to have an interest in common stocks of companies which are considered attractive by the Investment Adviser but which do not have outstanding Convertible Securities. The combination of notes and warrants produces investment characteristics similar to those of conventional convertible securities. These instruments are normally unsecured obligations, and thus subject to the credit risks of the issuing brokerage firm. In addition, they are normally unregistered securities subject to the risks described below under "Unregistered Convertible Securities." The Investment Adviser may acquire similar "synthetic" or "derivative" instruments or combinations of instruments that it believes possess properties comparable to those of standard convertible securities and are consistent with the Fund's objectives. In deciding whether and on what terms to acquire any such instruments, the Investment Adviser weighs the risks against the expected total returns and considers substantially the same factors described above with respect to the evaluation of convertible securities generally. Synthetic convertible securities are not included as Convertible Securities in determining whether 65% of the Fund's total assets are invested in Convertible Securities.

UNREGISTERED CONVERTIBLE SECURITIES

  The Fund may invest up to 15% of its total assets in illiquid unregistered Convertible Securities. There is no percentage limitation on investments in unregistered convertible securities which are determined to be liquid. Unregistered securities are securities that have been sold in the United States without registration under the Securities Act of 1933 and, as a result, are subject to restrictions on resale. Unregistered securities generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event. These difficulties and delays may result in the Fund not being able to realize a favorable price upon disposition of unregistered securities, and in some cases might make disposition of such unregistered securities at the time desired by the Fund impossible. In those instances where the Fund determines to have unregistered securities held by it registered prior to sale and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of the securities would be reduced by the registration costs and underwriting discounts in the event of a public offering. When unregistered Convertible Securities are converted into common stock and the common stock is publicly traded (as is typically the case), such common stock normally may be resold beginning one year following the acquisition of the unregistered Convertible Securities, subject to the volume limitations and certain other conditions of Rule 144 under the Securities Act of 1933. Beginning two years after the acquisition of the unregistered Convertible Securities, the common stock received upon conversion ordinarily may be resold without restriction. The Fund may not invest more than 15% of its total assets (determined at the time of investment) in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  Rule 144A has been adopted by the SEC to provide a "safe harbor" for the resale of certain unregistered securities among qualified institutional investors without registration under the Securities Act of 1933. In its release announcing the adoption of Rule 144A, the SEC indicated that a principal purpose for the Rule is to achieve a more liquid and efficient resale market for unregistered securities. Unregistered securities eligible for resale pursuant to Rule 144A which the Board of Directors or the Investment Adviser has determined under Board-approved guidelines to be liquid are excluded from the 15% limitation on the Fund's investments in restricted and other illiquid securities. At December 31, 1997, 46% of the Fund's net assets were invested in restricted securities determined to be liquid and none of the Fund's net assets were invested in restricted securities considered to be illiquid.

RISKS OF LOWER-RATED SECURITIES

  Convertible Securities are generally not investment grade. This means they are not rated within the four highest categories by S&P or Moody's. Appendix A to this Prospectus contains a description of the S&P and Moody's ratings. To the extent that Convertible Securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities. The Fund will purchase Convertible Securities and other debt securities rated BB or lower by S&P or Ba or lower by Moody's. Debt securities rated BB or lower by S&P or Ba or lower by Moody's are considered to be speculative and are commonly referred to as "junk bonds." Decisions to purchase and sell these securities are based on the Investment Adviser's evaluation of their investment potential and risks and not on the ratings assigned by credit agencies. Because investment in lower-rated securities involves greater investment risk, the Fund's performance may depend to a significant degree on the Investment Adviser's investment analysis, including its analysis of the equity characteristics of the underlying common stocks. Although the growth of the market for lower-rated securities in the 1980s and 1990s has paralleled a long economic expansion, some issuers have been affected by adverse market or economic conditions. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher grade securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain securities at times and could make it difficult for the Fund to sell certain securities.

  Prices of lower-rated fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an issuer, an industry or lower-rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest, meet projected business goals and obtain additional financing. Where it deems it appropriate and in the best interests of the Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  While credit ratings are only one factor the Investment Adviser reviews in evaluating lower-rated debt securities, certain risks are associated with using credit ratings. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Investment Adviser continuously monitors the issuers of lower-rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Fund's investment objective may be more dependent upon the Investment Adviser's credit analysis than is the case for higher quality debt securities. Credit ratings for individual securities may change from time to time and the Fund may retain a portfolio security whose rating has been changed.

  Convertible Securities in which the Fund invests include convertible debt instruments not producing immediate cash income, such as zero-coupon convertible securities, when their effective yield premiums or conversion privileges over comparable instruments producing cash income make these investments attractive. Prices of non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the non-cash interest income accrued on such instruments is income for federal income tax purposes and thus required to be included in distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions which must be made from cash assets or by liquidation of portfolio securities).

  It is an operating policy of the Fund not to purchase Convertible Securities rated below B by both Moody's and S&P or non-rated securities considered by the Investment Adviser to be of comparable quality. In the event, however, that a rating of a Convertible Security owned by the Fund is lowered to C, Cl or D by S&P or to C by Moody's, such security may be retained and the Fund may add to its position. The issuers of securities so rated are financially troubled, in default or in bankruptcy or reorganization. Debt obligations of such companies usually sell at a deep discount from the face value of the instrument. Unless the company's financial condition improves, such securities may lose value or become worthless.

  As of December 31, 1997, the average percentage of the Fund's assets invested in fixed income securities (or preferred stocks) within the various rating categories (based on the S&P ratings if the securities are rated by S&P, otherwise based on Moody's ratings), and the nonrated debt securities, determined on a dollar weighted average, were as follows:

     AAA/Aaa..............................................................  3.6%
     AA/Aa................................................................  3.3%
     A/A.................................................................. 25.3%
     BBB/Baa.............................................................. 20.3%
     BB/Ba................................................................ 12.2%
     B/B.................................................................. 32.7%
     CCC/Caa..............................................................    0%
     CC/Ca................................................................    0%
     D....................................................................    0%
     Nonrated.............................................................    0%
     Common Stocks/Warrants...............................................    0%
     Cash and Equivalents.................................................  2.6%
       Total Net Assets...................................................  100%

FOREIGN SECURITIES AND FOREIGN ISSUERS

  The Fund may invest in Eurodollar Convertible Securities. Eurodollar Convertible Securities are fixed income securities of a U.S. issuer or a foreign issuer that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities listed, or represented by ADRs listed, on the NYSE or the American Stock Exchange or convertible into or exchangeable for publicly traded common stock of U.S. companies. Also, the Fund may invest up to 15% of its total assets, taken at market value, in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities which are not listed, or represented by ADRs listed, on the NYSE or American Stock Exchange. Investments in securities of foreign issuers may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies are not subject to as stringent accounting, auditing and financial reporting standards and requirements as those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S.

companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments.

                             INVESTMENT PRACTICES

LENDING OF PORTFOLIO SECURITIES

  The Fund may lend securities in its portfolio representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions and receive collateral in cash or Government Securities which is maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund anticipates that all or substantially all securities loaned, if any, will be loaned to Bear, Stearns & Co. Inc. or Bear, Stearns Securities Corp., which are affiliated with the Fund's custodian. The purpose of such loans, generally, is to permit the borrower to use such securities for delivery to purchasers when the borrower or its customers have entered into short sales. The total yield on the Fund's portfolio will be increased by loans of its portfolio securities because the Fund will receive fees for such loans. Such loans are terminable at any time. Voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment or loan, the Fund would call the loan in order to exercise voting rights. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities to a particular borrower, the Fund will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

OTHER INVESTMENTS AND INVESTMENT PRACTICES

  The Fund may from time to time, (1) write (sell) covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities on an amount up to 5% of its total assets; or (2) purchase put options on such common stocks on an amount up to 2% of its total assets. The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. The Fund may enter into forward commitments for the purchase of securities which may include purchases on a "when issued" or a "delayed delivery" basis. The Fund may enter into "repurchase agreements" pertaining to Government Securities with or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities or United States national banks. The Fund may purchase stock index futures contracts in anticipatory hedge transactions to reduce the risk of not participating in the stock market when the Fund is less than fully invested. The Fund's investment in stock index futures will be limited to 5% or less of its total assets. Additional information regarding such investments and investment practices and the risks related thereto is set forth in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Investment Adviser is responsible for placing orders for the purchase and sale of portfolio securities and negotiating the price of such transactions. Most transactions made by the Fund are with dealers acting as principals for their own accounts without a stated commission, although the prices of the securities usually include a profit to the dealers. Broker-dealers are selected for their professional capability and the overall value and quality of their execution services. The Investment Adviser is authorized to pay higher commissions to brokerage firms providing investment and research information if the Investment Adviser deems such commissions reasonable in relation to the overall services provided. The Investment Adviser may also use information received to manage the assets of other advisory accounts. The Fund does not pay any mark-up over the market price of securities acquired in principal transactions with dealers.

PORTFOLIO TURNOVER

  The Fund purchases securities primarily for investment rather than short-term trading. However, changes are made in the portfolio whenever it appears advisable. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights" and for the fiscal year ended December 31, 1997 was 132.99%. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses for the Fund. High portfolio turnover may also result in the realization of substantial net capital gains; to the extent net capital gains are realized, any distribution derived from such gains on securities held for less than one year are taxable at ordinary income tax rates for federal income tax purposes.

INVESTMENT RESTRICTIONS

  The Fund has adopted certain fundamental investment restrictions which, like its investment objectives, cannot be changed without approval by a majority (as defined in the Investment Company Act) vote of the fund's shareholders. These restrictions are listed in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND

  A board of eight directors is responsible for overseeing the Fund's affairs. The Investment Adviser, which is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, selects investments for the Fund, provides administrative services and manages the Fund's business. The Investment Adviser is a wholly-owned subsidiary of the TCW Group, Inc., whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, have managed convertible securities portfolios for institutional investors since 1976. Robert A. Day, who is chairman of the TCW Group, Inc. may be deemed to be a control person of the Investment Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of the TCW Group, Inc.

PORTFOLIO MANAGEMENT

  Robert M. Hanisee, Kevin A. Hunter and Thomas D. Lyon, Senior Vice Presidents of the Fund, have been primarily responsible for the day-to-day management of the Fund's investment portfolio. Messrs. Hanisee and Hunter have been officers of the Investment Adviser for more than five years. Mr. Lyon joined the Adviser in 1997 and previously was a portfolio manager for Transamerica Investment Services.

ADVISORY AGREEMENT

  Under the Investment Advisory Agreement dated February 17, 1987, the Fund pays the Investment Adviser a monthly fee computed at an annual rate of 0.75% of the first $100,000,000 of average net assets and 0.50% of average net assets in excess of $100,000,000 and the Investment Adviser for the cost (up to $25,000 per year) of providing accounting services to the Fund. For the last fiscal year, advisory fees and the accounting reimbursement equaled 0.58% of the Fund's average net assets.

  The Fund also pays for shareholder service agent fees, custodian fees, legal and audit fees, directors' fees, reports to shareholders and proxy statements, and all other expenses incurred in the operation of the Fund, except those assumed by the Investment Adviser. For the last fiscal year, the Fund's total operating expenses were 0.74% of average net assets.

                       DETERMINATION OF NET ASSET VALUE

  The Fund calculates and makes available for weekly publication the net asset value of its shares. Net asset value per share is determined by dividing the value of the Fund's assets (including interest and dividends accrued but not collected), less its liabilities (including accrued expenses), by the number of outstanding shares. Each listed security and each security traded on the National Association of Securities Dealers Automated Quotations National Market System is valued at the last sale price or the mean of the reported closing bid and asked prices if there are no sales in the trading period immediately preceding the time of determination. Other securities which are traded on the over-the-counter market are valued at the mean of the latest available bid and asked prices. Securities for which quotations are not readily available, unregistered securities and other assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors. Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less are valued at amortized cost.

                   DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DISTRIBUTION POLICY

  Since July, 1988, the Fund's policy has been to make quarterly distributions of $0.21 per share to shareholders of record at the end of each calendar quarter. This distribution policy requires payments substantially in excess of the Fund's current net investment income. Only the portion, if any, of a distribution which equals the Fund's current net investment income should be considered a dividend. The remainder constitutes a payment out of the Fund's net realized capital gains for each period to the extent available; any excess will be from paid-in capital. A notice accompanies each quarterly distribution to identify the estimated source of the distribution. See "Taxation" for information concerning the federal income tax treatment of distributions by the Fund to its shareholders.

  For years in which the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

  After expiration or offset of the Fund's capital loss carryovers, described under "Taxation," the Fund's distributions for the third and/or fourth quarters of a calendar year may, but need not, include net long-term capital gains realized during the year. The Fund may retain for reinvestment and pay federal income taxes on the excess of its net realized long-term capital gains over its net realized short-term capital losses, if any, although the Fund reserves the authority to distribute such excess in any year. The Fund's distribution policy is subject to change and may be affected by future events, including changes in tax or legal requirements.

DIVIDEND REINVESTMENT PLAN

  Shareholders of record (other than brokers or nominees of banks and other financial institutions) are eligible to participate in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and any payment out of the Fund's net realized capital gains for the year and paid-in capital distributed to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). The Bank of New York (the "Agent"), Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774 acts as agent for participants under the Plan.

  A shareholder may join the Plan by signing and returning an authorization form which may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin it at any time. The Federal income tax consequences of participating in the Plan are described below under "Taxation."

  Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the Agent, on behalf of the participants in the Plan, from time to time to satisfy dividend rein vestments under the Plan. Such purchases by the Agent may be made when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the NYSE on the payment date is less than the Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the NYSE or elsewhere. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

  Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the net asset value, participants will receive distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

  In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

                                   TAXATION

GENERAL

  The Fund has qualified, and intends to qualify, each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (2) distribute at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term and mid-term capital loss) for the taxable year.

  As a regulated investment company, the Fund is not subject to Federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to its shareholders. The Fund intends to distribute annually to its shareholders all of its investment company taxable income and net capital gains. The Fund is subject to a nondeductible 4% excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain net income. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.

  Distributions of investment company taxable income generally are taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock.

  A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term or mid-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. In the event a distribution constitutes a return of capital, a shareholder reduces the tax cost basis for his stock by the amount of the nontaxable distribution. If such distribution exceeds the shareholder's tax cost basis, the excess is treated as a capital gain.

  The Fund sends written statements and notices to shareholders regarding the tax status of all dividends and distributions made during each calendar year.

  Shareholders who reinvest either distributions of investment company taxable income or capital gain distributions in additional shares of the Fund's stock are treated as receiving distributions of an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

  A portion of the distributions of investment company taxable income paid by the Fund is eligible for the 70% dividends received deduction allowed to certain corporations. The eligible portion generally equals the proportion that dividends from U.S. corporations bear to the Fund's gross income, provided that the Fund designates such proportion as being eligible for the deduction in the statement provided annually to shareholders. However, a dividend received by the Fund is not treated as an "eligible dividend" if (1) it has been received with respect to any share of stock that the Fund has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend); or
(2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The dividends received deduction is not available for capital gain dividends. The Fund sends written notice to shareholders regarding the tax status of all distributions made during each calendar year.

DISQUALIFICATION AS A REGULATED INVESTMENT COMPANY

  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

BACKUP WITHHOLDING

  The Fund generally will be required to withhold tax at the rate of 31% with respect to distributions of investment company taxable income and capital gain distributions payable to a non corporate shareholder if the shareholder fails to provide a correct taxpayer identification number or is otherwise subject to backup withholding.

FOREIGN WITHHOLDING TAXES

  To the extent that the Fund invests in Eurodollar Convertible Securities, dividends and interest received by the Fund on such securities may be subject to foreign withholding taxes. The Fund will be entitled to claim a deduction for such foreign withholding taxes for U.S. Federal income tax purposes. However, any such taxes will reduce the income available for distribution to the Fund's shareholders.

OTHER TAXATION

  Distributions to shareholders who are nonresident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  The foregoing is only a brief summary of the Federal tax laws applicable to investors in the Fund. Investors may also be subject to state and local taxes. Investors should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

        CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT AND REGISTRAR

  The custodian of the assets of the Fund is Custodial Trust Company, 28 West State Street, Trenton, New Jersey 08608. Rules adopted under the Investment Company Act of 1940 permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to these rules, any foreign securities in the Fund's portfolio may be held by foreign sub-custodians and securities depositories.

  The transfer agent, dividend disbursing agent and registrar for the Fund's shares is The Bank of New York, Church Street Station, New York, New York.

                                   AUDITORS

  Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, California 90017, independent auditors, has performed annual audits of the Fund's financial statements since 1987.

                                 LEGAL MATTERS

  Counsel to the Fund is O'Melveny & Myers, LLP, Los Angeles, California. A Director of the Fund is of counsel to, and a retired partner of that firm. O'Melveny & Myers also provides legal services to The TCW Group, Inc. and its subsidiaries, including the Investment Adviser. A former partner of the firm is a member of the Board of Directors of The TCW Group, Inc. and Trust Company of the West.

                            REPORTS TO SHAREHOLDERS

  The Fund sends unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

                                    EXPERTS

  The Statement of Assets and Liabilities of the Fund, including the Schedule of Investments as of December 31, 1997, and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for the years ended December 31, 1996 and December 31, 1997 and the Financial Highlights and the fiscal years ended December 31, 1988 through 1997 years ended thereafter included or incorporated by reference herein, have been audited by Deloitte and Touche LLP, independent auditors, as indicated in their report with respect thereto, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

                              FURTHER INFORMATION

  This Prospectus does not contain all of the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act and the Act, with respect to the Fund's Shares offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

  Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                            DESCRIPTION OF RATINGS

                                   APPENDIX

  Description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") senior securities ratings.

MOODY'S:

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in the Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P:

  AAA--Debt rated AAA has the higher rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

  BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest any repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

  CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest repayment of principal. In the event of adverse business financial, or economic conditions, it is not likely to have capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

  C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI--The rating CI is reserved for income bonds on which no interest is being paid.

  D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS:

  Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks the relative quality distinctions are comparable to those described above for corporate bonds.

  No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the Offer made by this Prospectus, and, if given or made, such information must not be relied upon as having been authorized by the Fund or the Investment Adviser. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

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                               -----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Prospectus Summary.........................................................   3
Financial Highlights.......................................................   7
The Offer..................................................................   8
Special Considerations and Risk Factors....................................  14
Use of Proceeds............................................................  15
Description of Common Stock................................................  15
Investment Objective and Policies..........................................  17
Investment Practices.......................................................  22
Management of the Fund.....................................................  23
Determination of Net Asset Value...........................................  24
Distributions; Dividend Reinvestment Plan..................................  24
Taxation...................................................................  26
Custodian, Transfer Agent, Dividend-Paying Agent and Registrar.............  27
Auditors...................................................................  27
Legal Matters..............................................................  28
Reports to Shareholders....................................................  28
Experts....................................................................  28
Further Information........................................................  28
Appendix A................................................................. A-1

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-------------------------------------------------------------------------------
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                           7,737,466 SHARES OF
                                 COMMON STOCK
                            ISSUABLE UPON EXERCISE
                            OF RIGHTS TO SUBSCRIBE
                              FOR SUCH SHARES OF
                                 COMMON STOCK

                                TCW CONVERTIBLE
                             SECURITIES FUND, INC.


                                   ---------

                              P R O S P E C T U S

                              JUNE 29, 1998

                                   --------


-------------------------------------------------------------------------------
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


                 PART B - STATEMENT OF ADDITIONAL INFORMATION
                     TCW CONVERTIBLE SECURITIES FUND, INC.
                                 June 29, 1998


This Statement of Additional Information is not a Prospectus but contains information in additional to that set forth in the Prospectus dated June 29, 1998 and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling (800) 386-3829 or writing the Fund at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Investment Policies.....................................................   B-2
     Options............................................................   B-2
     Short Sales Against the Box........................................   B-3
     Forward Commitments................................................   B-4
     Repurchase Agreements..............................................   B-4
     Stock Index Futures................................................   B-5

Investment Restrictions.................................................   B-7

Management of the Fund..................................................   B-8
     Directors and Officers.............................................   B-8

Investment Advisory and Other Services..................................   B-13
     Investment Adviser.................................................   B-13
     Investment Advisory Management Agreement...........................   B-13
     Fees and Expenses..................................................   B-14

Portfolio Transactions and Brokerage....................................   B-15
     General............................................................   B-15
     Portfolio Turnover.................................................   B-16

Taxation - Futures and Hedging Transactions.............................   B-17

Principal Shareholders of the Fund......................................   B-17

Financial Statements....................................................   B-18

                              INVESTMENT POLICIES

     The following supplements information set forth under the captions "Investment Objectives and Policies" and "Investment Practices" in the Prospectus. Readers must also refer to the Prospectus.

OPTIONS

     The Fund may from time to time, and to the extent described below, (1) write (sell) covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities; or (2) purchase put options on such common stocks. The Fund may also enter transactions with respect to such options. All options written or purchased by the Fund must be listed on a national securities exchange. The requirements for qualification as a "regulated investment company" may limit the degree to which the Fund may utilize option strategies. See "Taxation."

     Many currently traded Convertible Securities are convertible into common stocks against which listed call options may be written. A call option gives the purchaser the right to buy, and the writer has the obligation to sell, the underlying security at the option exercise price during the option period. The Fund may only write "covered" call options, that is, options on common stock that it holds in its portfolio or that it has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund may write call options on up to 5% of its total assets, taken at market value, determined as of the date the options are written.

     The Fund will write covered call options in order to receive premiums which it is paid for writing options. Such premiums represent a gain to the Fund if the option expires unexercised. Such gain may offset possible declines in the market values of the common stocks or Convertible Securities held in its portfolio. If, for example, the market price of a common stock underlying a Convertible Security held by the Fund declines and the Convertible Security also declines in value, such decline will be offset in part (or wholly) by the receipt of the premium for writing the call options on such stock. However, if the market price of the underlying common stock increases and the Convertible Security held by the Fund also increases in value, such increase may be offset in part (or wholly) by a loss resulting from the need to buy back at higher prices the covered call options written by the Fund or through the lost opportunity for any participation in the capital appreciation of the underlying security above the exercise price.

     In addition to writing covered call options, the Fund may invest up to 2% of its total assets, taken at market value, determined as of the date the options are written, in the purchase of put options on common stock that it owns or may acquire through the conversion or exchange of other securities that it owns. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. Any losses realized by the Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the purchase of such options plus any transaction costs.

     The Fund intends to purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The authority to purchase put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

SHORT SALES AGAINST THE BOX

     The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales.

     To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     The Fund may make a short sale in order to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns Convertible Securities, changes in the investment values or conversion premiums. Additionally, the Fund may use short sales when it is determined that a Convertible Security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the Convertible Security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

FORWARD COMMITMENTS

     The Fund may enter into forward commitments for the purchase of securities in an amount up to 25% of total assets. Such transactions may include purchases on a "when issued" or a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, frequently a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.
However, the Fund will not make such a sale if it would cause the Fund to violate the Three-Month Gain Rule. See "Taxation." Securities issued in connection with mergers, corporate reorganizations or debt restructuring may involve special risks arising from greater use of leverage in the capital structure of issuers. Such securities will not be purchased by the Fund, however, unless they satisfy the investment criteria described above. See "Investment Objective and Policies - General."

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrue to the Fund prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value, each day, of the security purchased in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required condition did not occur and the trade was canceled.

     The Fund maintains a segregated account (which will be marked to market daily) of cash or liquid portfolio securities (which may have maturities that are longer than the term of the forward commitment) with the Fund's custodian in an aggregate amount equal to the amount of its forward commitments as long as the obligation to purchase continues. In entering into forward commitments, the Fund relies on the other party to complete the transaction; should the other party fail to do so, the Fund might lose a purchase opportunity that could be more advantageous than alternative opportunities at the time of the failure.

REPURCHASE AGREEMENTS

     The Fund may enter into "repurchase agreements" pertaining to Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return which is effective for the period of time the Fund's money is invested in the repurchase agreement and which is not related to the coupon rate on the purchased security. Such agreements permit the Fund to earn interest on temporarily available cash. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price. The Fund will not invest more than 5% of its total assets, taken at market value, in repurchase agreements maturing in more than seven days. The Investment Adviser will consider all relevant facts and circumstances, including the creditworthiness of the other party, in determining whether to cause the Fund to enter into a repurchase agreement.

STOCK INDEX FUTURES

     The Fund may purchase stock index futures contracts ("futures") in anticipatory hedge transactions to reduce the risk of not participating in the stock market when the Fund is less than fully invested. Such purchases would be made when the Investment Adviser anticipates that the purchase of stock index futures with a portion of its assets is desirable as a temporary substitute for being fully invested in Convertible Securities. The Fund will not engage in futures transactions for purposes of speculation. Thus, the Fund would not purchase stock index futures contracts with aggregate settlement prices in excess of the value of the cash, U.S. government securities and other liquid portfolio securities held by the Fund. The requirements for qualification as a "regulated investment company" may limit the degree to which the Fund may purchase futures contracts. See "Taxation."

     A stock index assigns relative value to the common stocks included in the index (for example, the Standard & Poor's 500 Composite Stock Price Index), and the stock index fluctuates with changes in the market value of such stocks. When the Fund buys a future, it agrees to pay or receive an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading date of the future and the price at which the future is purchased. No physical delivery of the stocks included in the index underlying the future is made. As it purchases Convertible Securities, the Fund may close out a future before its settlement date by effecting an offsetting transaction. A futures purchase is closed out by effecting a sale of a futures contract of the same type with the same settlement date. If the offsetting sales price exceeds the purchase price, the Fund realizes a gain, whereas if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     In purchasing stock index futures contracts the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool operator." CFTC regulations allow unlimited use of futures for "bona fide hedging" purposes, as defined in CFTC regulations, and limit the aggregate initial margin on non-hedging futures to 5% of the fair market value of the Fund's total assets. The extent to which the Fund may engage in futures transactions may also be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. See "Taxation."

     The risk of loss in trading futures contracts in speculative strategies can be substantial. Because the futures portfolio strategies of the Fund are engaged in only for hedging purposes, however, the Investment Adviser does not believe that the Fund is subject to the same degree of risk sometimes associated with futures transactions. Nevertheless, utilization of futures transactions by the Fund does involve certain risk.

     There can be no assurance that hedging transactions will be successful, as they will depend upon the Investment Adviser's ability to predict changes in general stock market conditions and the future direction of stock prices and interest rates. There is imperfect correlation (or no correlation) between the price movements of the futures contracts and price movements of the Convertible Securities that the Fund intends to purchase. To compensate for the imperfect correlation of movements of prices of a stock index future and the Convertible Securities being hedged, the Fund will purchase stock index futures contracts in a lesser dollar amount than the dollar amount of the Convertible Securities that the Fund intends to purchase because the historical volatility of the price of Convertible Securities is less than the historical volatility of the stock index. Nevertheless, the price of the stock index future may move less than the price of the Convertible Securities that are subject to the anticipatory hedge resulting in the hedge not being fully effective or the value of futures contracts may decline while the value of the Convertible Securities that the Fund intends to purchase may increase. The latter situation may occur if both stock market prices and interest rates decline during the period the Fund owns stock index futures. The price of stock index futures may not correlate perfectly with movement in the stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of such price distortion in the futures markets and because of the imperfect correlation between movements in the stock index futures, a correct forecast of general market trends by the Investment Adviser may not result in a fully successful hedging transaction over a short time frame. Thus if the Investment Adviser's predictions are incorrect, the Fund would have been better off if no hedge had been made. Hedging transactions through the use of stock index futures requires skills different from those needed to select portfolio securities. The Fund has not invested in stock index futures during the past five years.

     Futures positions may be closed out only on an exchange or board of trade which provides a market for such futures. Although the Fund intends to purchase futures which have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

     The settlement procedure in connection with the Fund's entry into a futures transaction requires the deposit of cash or Government Securities, constituting initial margin, in a special segregated account with the Fund's Custodian in the name and for the benefit of the Fund's futures commission merchant ("FCM"). Subsequent payments, called maintenance margin, are made to and from the FCM (a process known as "marking to market") on a daily basis as the value of the long and short positions in the futures contract fluctuates.

     The Fund, on a daily basis, will monitor amounts of maintenance margin due to it and will promptly demand payment and transfer those amounts from its FCM to its custodian (for the general or segregated custodial account, as appropriate).

     Initial margin held by the custodian will continue to be regarded as the Fund's assets, unless and until such amounts are owed to such FCM. In the event of insolvency of an FCM, amounts held by the custodian in the segregated account for the benefit of the FCM and by the FCM for the benefit of the Fund may become subject to Federal bankruptcy laws and bankruptcy regulations of the CFTC, which provide for pro rata distribution to customers of the FCM of all customer property.

INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the investment percentage limitations set forth below and other percentage limitations set forth in this
Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

     The Fund will not:

     1. Purchase the securities of any issuer (other than the Government Securities), if immediately thereafter the Fund with respect to 75% of its total assets would (a) have more than 5% of its total assets invested in the securities of such issuer, or (b) own more than 10% of the outstanding voting securities of such issuer.

     2. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in Government Securities.

     3. Make loans of money to other persons (except the Fund may invest in repurchase agreements and in unregistered Convertible Securities as provided in
(11) below); provided that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed Convertible Securities and other debt securities and investment in Government Securities, short-term commercial paper, certificates of deposit, and bankers' acceptances shall not be deemed to be the making of a loan; and provided further that the Fund may lend portfolio securities representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions if it receives collateral in cash or Government Securities required to be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

     4. Engage in underwriting of securities of other issuers, except that portfolio securities, including unregistered securities, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933.

     5. Borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow in amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary or emergency purposes or for the purpose of financing repurchase of its shares. For the purpose of this investment restriction, collateral or escrow arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase of futures contracts are deemed to be the issuance of a senior security.

     6. Purchase or sell commodities or commodity contracts, including futures contracts or options on futures contracts in a contract market or other futures market, except that the Fund may purchase stock index futures contracts as described under "Investment Objective and Policies- Stock Index Futures."

     7. Purchase or sell real estate or real estate mortgage loans; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     8. Purchase securities on margin, except for short-term credits as may be necessary for the clearance of transactions.

     9. Make short sales of securities or maintain a short position except as described under "Investment Objective and Policies--Short Sales Against the Box."

     10. Purchase or sell (write) call options except as described under "Investment Objective and Policies--Options."

     11. Invest more than 15% of its total assets taken at market value, in unregistered Convertible Securities, including any unregistered common stock acquired upon conversion or exchange of unregistered Convertible Securities, excluding, however, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Directors, or the Fund's Investment Adviser has determined under Board-approved guidelines, are liquid.


                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     A board of eight directors is responsible for overseeing the Fund's affairs. The Fund has an executive committee, consisting of Ernest O. Ellison, Chairman, Norman Barker, Jr. and Coleman W. Morton, which may act for the Board of Directors between meetings, except where Board action is required by law. The directors and officers of the Fund, their business addresses and their principal occupations for the last five years are set forth below.

                                                      PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                  OFFICE                        PAST 5 YEARS
----------------                  ------                        ------------
Ernest O. Ellison* (67)      President and Director   Vice Chairman of the Board and Chief
865 S. Figueroa Street                                Investment Officer, The TCW Group, Inc.
Los Angeles, CA 90017                                 (formerly TCW Management Company) and
                                                      Trust Company of the West.  For more than
                                                      10 years prior to May 1992, Mr. Ellison
                                                      served in various executive positions with
                                                      the Fund's Adviser and its affiliates.

John C. Argue (66)                   Director         Of Counsel, Argue Pearson Harbison &
801 South Flower Street                               Myers (law firm); Director, Apex Mortgage
Los Angeles, CA 90017                                 Capital, Inc. (real estate investment trust),
                                                      Avery Dennison Corporation (manufacturer of
                                                      self-adhesive products and office supplies),
                                                      CalMat Company (producer of aggregates,
                                                      asphalt and ready mixed concrete), Nationwide
                                                      Health Properties, Inc. (real estate investment
                                                      trust) and TCW Galileo Funds, Inc.; Advisory
                                                      Director, LAACO Ltd. (owner and operator of
                                                      private clubs and real estate); Trustee,
                                                      TCW/DW Mutual Funds.

Norman Barker, Jr. (76)              Director         Former Chairman of the Board, First Interstate
707 Wilshire Blvd.                                    Bank of California and former Vice Chairman
Los Angeles, CA 90017                                 of the Board, First Interstate Bancorp; Director,
                                                      American Health Properties, Inc., ICN
                                                      Pharmaceuticals, Inc., and TCW Galileo Funds, Inc.;
                                                      Chairman of the Board, Fidelity Federal Bank and
                                                      Pacific American Income Shares, Inc.

Richard W. Call (73)                 Director         Former President, The Seaver Institute (a private
800 Wilshire Blvd.                                    foundation); Director, TCW Galileo Funds, Inc. and
Los Angeles, CA 90017                                 The Seaver Institute.

Coleman W. Morton (78)               Director         Private investor; formerly Member of the
865 S. Figueroa St.                                   Advisory Board and President and Director
Los Angeles, CA 90017                                 The Investment Company of America

Charles A. Parker (63)               Director         Formerly, Executive Vice President and
865 S. Figueroa St.                                   Director, The Continental Corporation;
Los Angeles, CA 90017                                 formerly Chairman and Chief Executive
                                                      Officer, Continental Asset Management
                                                      Corporation; Director, Underwriters
                                                      Reinsurance Co.

Lawrence J. Sheehan* (65)            Director         Of Counsel to, and Partner (1968 to 1994)
1999 Avenue of the Stars                              of the law firm of O'Melveny & Myers, legal
Suite 700                                             counsel to the Fund and the Investment
Los Angeles, CA 90067                                 Adviser; Director, Source Capital, Inc.
                                                      FPA Capital Fund, Inc., FPA New Income Fund,
                                                      Inc. and FPA Perennial Fund, Inc.

Robert G. Sims* (66)                 Director         Private Investor; Director, The TCW Group,
865 S. Figueroa St.                                   Inc.
Los Angeles, CA 90017

* Directors who are or may be deemed to be "interested persons" of the Fund as defined in the 1940 Act. Mr. Ellison is an officer of the Fund and a shareholder and director of The TCW Group, Inc., the parent corporation of the Investment Adviser. Mr. Sims is a director of the Fund and is a shareholder of and has served as a director of the parent corporation during the past two years. Mr. Sheehan is Of Counsel to, and a former partner of, legal counsel to the Fund and the Investment Adviser.

     The following table illustrates the compensation paid to the Fund's independent directors (the "Independent Directors") by the Fund for the fiscal year ended December 31, 1997.


                                                 AGGREGATE COMPENSATION
          NAME OF INDEPENDENT DIRECTORS              FROM THE FUND
          -----------------------------          -----------------------
          John C. Argue......................        $ 5,250
          Norman Barker, Jr..................         12,750
          Richard W. Call....................         12,750
          Coleman W. Morton..................         11,250
          Charles A. Parker..................         11,250

     The following table illustrates the compensation paid to fund's Independent Directors for the calendar year ended December 31, 1997 by the TCW Galileo Funds, Inc. in the case of Messrs. Barker and Call, as well as from the Fund. The TCW Galileo Funds, Inc. is included solely because the Fund's Investment Adviser also serves as its adviser.

                                                           TOTAL CASH
                                                          COMPENSATION
                                                            FROM THE
                                      FOR SERVICE AS       TCW GALILEO
                                  DIRECTOR AND COMMITTEE   FUNDS, INC.
NAME OF INDEPENDENT DIRECTOR        MEMBER OF THE FUND     AND THE FUND
----------------------------      ----------------------   ------------
 John C. Argue.............                $ 5,250              $43,250
 Norman Barker, Jr.........                 12,750               50,750
 Richard W. Call...........                 12,750               50,750

The following information relates to the executive officers of the Fund who are not directors of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of such officers own common stock of The TCW Group, Inc. the parent corporation of the Investment Adviser.

                                                                PRINCIPAL OCCUPATION DURING
NAME                                   OFFICE                         PAST 5 YEARS
-----                                  ------                         ------------
Thomas E. Larkin, Jr. (58)        Vice Chairman                 Vice Chairman, TCW Asset Management Company;
                                                                President and Director, Trust Company of the
                                                                West; Chairman, the Adviser; Executive Vice
                                                                President, TCW Group, Inc.; President and
                                                                Director, TCW Galileo Funds, Inc.; President
                                                                and Trustee, TCW/DW Funds.

Ronald E. Robison (59)                Senior Vice               Managing Director, TCW Asset Management
                                  President and Chief           Company, Trust Company of the West and
                                  Operating Officer             the Adviser; Chief Operating Officer,
                                                                the Adviser.

Robert M. Hanisee (59)                Senior Vice               Managing Director TCW Asset Management
                                       President                Company, Trust Company of the West and
                                                                the Adviser.

Kevin A. Hunter (39)                  Senior Vice               Managing Director, TCW Asset Management
                                       President                Company, Trust Company of the West and
                                                                the Adviser.

Thomas D. Lyon (38)                   Senior Vice               Managing Director, TCW Asset Management
                                       President                Company and the Adviser.  Portfolio Manager,
                                                                Transamerica Investment Services prior to
                                                                October, 1997.

Michael E. Cahill (47)            General Counsel and           Managing Director, General Counsel and
                                  Assistant Secretary           Secretary, TCW Asset Management Company,
                                                                Trust Company of the West, the Adviser and
                                                                The TCW Group, Inc.

Alvin R. Albe, Jr. (44)           Treasurer, Principal          Executive Vice President, Finance and
                                  Accounting Officer            Administration, The TCW Group, Inc., Trust
                                  and Assistant Secretary       Company of the West, TCW Asset Management
                                                                Company and the Adviser; Senior Vice President,
                                                                TCW Galileo Funds, Inc.

Philip K. Holl (48)                  Secretary                  Vice President, Associate General Counsel
                                                                and Assistant Secretary, Trust Company of
                                                                the West, TCW Asset Management Company and
                                                                the Adviser; Secretary, TCW Galileo Funds, Inc.;
                                                                Former Vice President/Legal Affairs, the
                                                                Reserve Group of Mutual funds prior to June, 1994.

Hilary G.D. Lord (41)             Assistant Secretary           Managing Director, Chief Compliance Officer and
                                                                Assistant Secretary, Trust Company of the West,
                                                                TCW Asset Management Company, and the Adviser;
                                                                Senior Vice President and Assistant Secretary,
                                                                TCW Galileo Funds, Inc.

                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

     The Investment Adviser also serves as investment adviser to a number of investment compares registered under the 1940 Act and to foreign investment companies. The registered investment companies to which the Investment Adviser provides investment advisory services: TCW Galileo Funds, Inc. (including the following portfolios: TCW Galileo Convertible Securities Fund; TCW Galileo Core Equity Fund; TCW Small Cap Growth Fund; TCW Mid-Cap Growth Fund; TCW Galileo Earnings Momentum Fund; TCW Galileo Value Opportunities Fund; TCW Core Fixed Income Fund; TCW Galileo High Yield Bond Fund; TCW Galileo Money Market Fund; TCW Galileo Asia Pacific Equities Fund; TCW Galileo Emerging Markets Equities Fund; TCW Galileo European Equities Fund, TCW Galileo International Equities Fund, TCW Galileo Japanese Equities Fund; TCW Galileo Latin America Equities Fund; TCW Galileo Long-Term Mortgage Backed Securities Fund and TCW Galileo Mortgage Backed Securities Fund); TCW/DW Small Cap Growth Fund; TCW/DW Mid-Cap Equity Trust; TCW/DW Total Return Trust; TCW/DW Income and Growth Fund; TCW/DW Global Telecom Trust; TCW/DW Latin American Growth Fund; TCW/DW Emerging Markets Opportunities Trust; TCW/DW North American Government Income Trust; TCW/DW Term Trust 2000; TCW/DW Term Trust 2002; TCW/DW Term Trust 2003; Endeavor Series Trust (Money Market Portfolio and Asset Allocation Portfolio); and The Enterprise Group of Funds, Inc.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Fund and the Investment Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") which was last approved by the shareholders of the Fund on May 22, 1996 and by the Board of Directors of the Fund, including a majority of the directors who were not interested persons of the Fund, at a meeting of the Board of Directors held on February 17, 1998. The Fund has retained the Investment Adviser to manage the investment of the Fund's assets, to place orders for the purchase and sale of the Funds portfolio securities and to administer day-to-day operations, subject to control by the Board of Directors of the Fund. The Investment Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objective and policies.

     The Investment Adviser furnishes to the Fund office space at such place as may be agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of any transfer agent, registrar, dividend disbursing or reinvesting agent or custodian) and arranges for officers or employees of Investment Adviser to serve, without compensation from the Fund, as officers, directors or employees of the Fund if desired and reasonably required by the Fund.

     The Advisory Agreement may be continued from year to year if such continuance is specifically approved at least annually by (1) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (2) the vote of a majority of the directors who are not "interested persons of the Fund or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or on 90 days' written notice by the Investment Adviser. The Advisory Agreement terminates automatically in the event of assignment.

FEES AND EXPENSES

     As compensation for services rendered, facilities provided and expenses borne, the Investment Adviser is paid a monthly fee computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average net assets, and .50% of the Fund's average net assets in excess of $100,000,000. Average net assets are determined by taking the average of the weekly determinations of net asset value for each week which ends during the month. In addition the Fund reimburses the Investment Adviser for the costs (up to a maximum of $25,000 per year) of providing accounting services to the Fund, including maintaining the Fund's financial books and records, calculating its weekly net asset value, and preparing its financial statements. For the years ended December 1995, 1996 and 1997, the Investment Adviser received advisory fees of $1,523,587, $1,625,243 and $1,853,979, respectively. For each of those same years, the Investment Adviser received reimbursement for accounting services of $25,000.

     Except for expenses specifically assumed by the Investment Adviser under the Advisory Agreement, the Fund bears all expenses incurred in its operations. Such Fund expenses include the fee of the Investment Adviser; compensation and expenses of directors of the Fund who are not affiliated persons of the Investment Adviser as defined in the 1940 Act; registration, filing and other fees in connection with filings with regulatory authorities; fees and expenses of listing and maintaining the listing of the Fund's shares on any national securities exchange; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage commissions and securities transaction costs incurred by the Fund; taxes and corporate fees; legal fees incurred in connection with the affairs of the Fund; the fees of any trade association of which the Fund is a member; the cost of stock certificates representing shares of the Fund; the organizational and offering expenses of the Fund, whether or not advanced by the Investment Adviser; expenses of shareholder and director meetings; premiums for the fidelity bond and any errors and omissions insurance maintained by the Fund; interest and taxes; and any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the placement of the Fund's portfolio transactions and the allocation of the brokerage. Total brokerage commissions paid by the Fund during 1995, 1996 and 1997 were $68,051, $95,728 and $107,022, respectively. During the fiscal year ended December 31, 1997, $6,518 in brokerage commissions were paid on transactions with the value of $3,818,292 to brokers selected primarily on the basis of research and other services provided to the Investment Adviser and affiliated companies.

     In selecting broker-dealers the Investment Adviser seeks to obtain the best execution, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a large order. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Investment Adviser to effect orderly sales for clients. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Investment Adviser may effect transactions which cause the client to pay a commission in excess of a commission which another broker-dealer would have charged if the Investment Adviser first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

     Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of said transactions.

     Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

     The Investment Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Investment Adviser believes are useful.

     The Directors of Research for the Investment Adviser, after close consultation with senior management, portfolio managers and research analysts have the responsibility for determining those broker-dealers with whom business should be placed. The Directors evaluate such broker-dealers to consider any additions or deletions to the list of monitored and consulting analysts. Allocation guidelines are established to provide direction to the Trading Department. Additional allocations also may be authorized for specific broker dealers depending upon the timeliness and accuracy of their research input. The head of the Equity Trading Department, with the approval of senior management, determines the commission rates paid to broker dealers. The Investment Adviser follows client directions on placing transactions with specific broker-dealers to some extent and such transactions may be effected at rates or terms specified or approved by the client.

     Sometimes the Investment Adviser receives products or services which are used for both research services and other purposes, such as corporate administration or marketing. The Investment Adviser makes a good faith effort to determine the relative proportions of such products or services which may be attributed to research services. The portion attributable to research services may be paid through client brokerage commissions and the non-research services portion will be paid in cash by the Investment Adviser.

     Research services furnished by broker-dealers may be used in services for any or all of the clients of the Investment Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

     Usually in the placement of unregistered securities, the issuer or other seller of the securities pays all costs of the placement including the fee of any broker-dealer involved. The Fund attempts to make all of its investments in unregistered securities on this basis. The Fund may pay commissions or underwriting discounts in connection with its sale of unregistered securities in privately negotiated transactions or in underwritten public offerings.

     When the Fund and one or more of the other advisory accounts managed by the Investment Adviser or its affiliates seek to acquire, or to sell, the same security at the same time, available investments or opportunities for sales will be allocated in a manner the Investment Adviser believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rates (the lesser of the value of securities purchased or securities sold, divided by the average value of securities owned during the year) for the years ended December 31, 1995, 1996 and 1997, were, 108.98%, 125.72% and 132.99%, respectively. For purposes of this calculation, securities, including options, with a maturity or expiration date at the time of purchase of one year or less are excluded. The annual turnover rate may vary greatly from year to year and may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs for example, if all the Fund's portfolio securities are replaced during one year. Such high portfolio activity (over 100% turnover rate) increases the Fund's transaction costs, including brokerage commissions.

                                   TAXATION

FUTURES AND HEDGING TRANSACTIONS

     The stock index futures contracts which the Fund may purchase are "section 1256 contracts" under the Code. With respect to section 1256 contracts closed out by the Fund, any realized gain or loss will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "60/40 gain or loss"). Open section 1256 contracts held by the Fund on December 31 of any tax year will be required to be treated as sold at market value on such day for Federal income tax purposes (i.e, "marked-to-market"). Gain or loss recognized under this marked-to-market rule is 60/40 gain or loss.

     Certain of the hedging transactions undertaken by the Fund (i.e., the writing of covered call options, the acquisition of put options on its stocks and short sales) may constitute "straddles" for Federal income tax purposes.
The Code generally provides with respect to straddles (1) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in a straddle to the extent of unrealized gains in the offsetting position, (2) "wash sale" rules which may postpone recognition for tax purposes of losses when a position forming part of a straddle is sold and a new offsetting position is acquired within a prescribed period, and (3) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of certain hedging transactions to the Fund are not entirely clear. Straddle transactions may increase the amount of short-term capital gain realized by the Fund which is taxable as ordinary income when distributed to shareholders.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that does not engage in such hedging transactions.


                      PRINCIPAL SHAREHOLDERS OF THE FUND

     On December 31, 1997, Cede & Co., Box 20, Bowling Green Station, New York, New York 10004, held 27,477,665 shares (86.15%) of the Fund as nominee for the beneficial owners.

     On December 31, 1997, all officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of common stock.

[LOGO OF TCW(R)] TCW CONVERTIBLE
                 SECURITIES FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Ernest O. Ellison              Coleman W. Morton
President and Director         Director
John C. Argue                  Charles A. Parker
Director                       Director
Norman Barker, Jr.             Lawrence J. Sheehan
Director                       Director
Richard W. Call                Robert G. Sims
Director                       Director

Ronald E. Robison              David K. Sandie
Senior Vice President and      Principal Accounting
Chief Operating Officer        Officer, Treasurer and
Robert M. Hanisee              Assistant Secretary
Senior Vice President          Philip K. Holl
Kevin A. Hunter                Secretary
Senior Vice President          Marie M. Bender
Thomas E. Larkin, Jr.          Assistant Secretary
Senior Vice President          Michael E. Cahill
Hilary G.D. Lord               General Counsel and
Senior Vice President          Assistant Secretary
and Assistant Secretary        Peter C. DiBona
                               Assistant Treasurer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
INVESTMENT ADVISER
TCW Funds Management, Inc.
865 South Figueroa Street
Los Angeles, California 90017

--------------------------------------------------------------------------------
TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSING AGENT AND REGISTRAR
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770

--------------------------------------------------------------------------------
CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017

--------------------------------------------------------------------------------
LEGAL COUNSEL
O'Melveny & Myers LLP
400 S. Hope Street
Los Angeles, California 90071

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TCW CONVERTIBLE
SECURITIES FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1997



                                                               [LOGO OF TCW(R)]


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     The President's Letter
[LOGO OF TCW]
-------------------------------------------------------------------------------
DEAR SHAREHOLDER:

  1997 was a superb year for the domestic financial markets, but ended in turmoil. The Asian crisis caused considerable consternation among U.S. investors. As a result, stock prices corrected in October and there has been an increase in stock market volatility. Despite the gyrations of the fourth quarter, the S&P500 recorded its third straight year of greater than 20% returns. In addition, the end of 1997 marked the best ten-year period on record for returns on the Dow Jones average. Bonds also joined the party with both high grade and high yield issues generating returns well in excess of their coupons. Convertibles performed well in this environment, with most convertible indices generating returns of 17% to 19%.

PERFORMANCE OF THE FUND'S SHARES

  During 1997, the Fund's shareholders realized a total return of 13.0% (with dividends reinvested). This included four regular quarterly distributions of $0.21 per share and an additional year-end distribution of $0.03 per share for a total of $0.87 per share. Of this amount, $0.37 per share was classified as ordinary income and $0.50 per share was classified as long-term capital gain for federal tax purposes. The market value of the Fund's shares was $9.375 at the beginning of the year and ended 1997 at $9.625. The per share market value of $9.625 represented a premium of 4.51% to the Fund's net asset value ("NAV") of $9.21. The contraction of the Fund's premium over NAV from 10.2% to 4.5% during 1997 caused the return to shareholders of 13.0% to be below the return on NAV which was 19.1%.

THE CONVERTIBLE MARKET

  The convertible market remains a dynamic and rewarding area for investment. Although convertibles have lagged the spectacular performance of the S&P 500 during the last three years, over the long term convertibles continue to capture a significant portion of the upside of stocks while providing lower volatility and significant protection of capital. With the market in the midst of a period of tremendous uncertainty, it is likely that returns will be lower in 1998 than they have been during the past three years. With their relatively higher yield, participation with equities on the upside and defensive qualities, convertible securities should be positioned to provide very competitive returns compared to equities going forward.

  The new issue market posted a record year for dollar volume in 1997. During the year, a total of 140 issues with a net value of $28.0 billion came to market. New issuance exceeded redemptions and led to a small increase in the total size of the U.S. convertible market to approximately $137 billion. New issue terms varied considerably during the year. While many issues were priced attractively, terms became aggressive during the middle of the year. The most dramatic change was an increase in conversion premiums to a range of 30%-70%. In 1997, 22 issues with a market value of $7.4 billion were issued with high conversion premiums. We did not find many of these issues attractive and participated in only a limited number of them. For the high premium issues which we did purchase, the bond value combined with an attractive stock have the potential to lead to annualized mid-teens returns on the upside with very low downside risk.

  The other positive trend in new issue terms, which is positive, is the continued shortening of maturities. The average convertible issued during 1997 had a 6.8 year maturity and was issued at a 26.3% premium over bond value. With interest rates declining, these short maturity bonds will provide substantial downside protection should the underlying stocks decline.

                                    TABLE 1
                          NEW ISSUE CONVERTIBLE BONDS
                     MATURITY/PREMIUM TO INVESTMENT VALUE

                                         1990 1991 1992 1993 1994 1995 1996 1997
                                         ---- ---- ---- ---- ---- ---- ---- ----
Average Maturity (Years)*............... 15.0 10.3  9.2  9.4  8.2  7.2  7.0  6.8
% Premium to Investment Value........... 98.7 33.6 26.9 27.8 23.9 24.4 31.3 26.3

--------
 *New Issue Convertible Bonds
Source: Salomon Smith Barney

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     The President's Letter (continued)
[LOGO OF TCW]
-------------------------------------------------------------------------------

FUND PERFORMANCE AND STRATEGY

  The Fund's underlying investment performance in 1997 exceeded that of the convertible benchmarks. While the Fund's performance was lower than that of the S&P 500, it was very competitive with that of the NASDAQ.

                                    TABLE 2
                               FUND PERFORMANCE

                                                                           1997
                                                                          ------
TCW Convertible Securities Fund, Inc. ................................... 19.1%*
First Boston Convertible Securities Index................................ 16.9%
Lipper average of convertible mutual funds............................... 17.6%*
Standard & Poors 500..................................................... 33.4%
NASDAQ................................................................... 21.6%

--------
 *Returns are net of management fees and expenses.

  Most of the incremental relative performance of the Fund was generated during the turbulent fourth quarter. While the convertible benchmarks declined between 1.4% and 2.8% the Fund generated a positive return. The performance was, in part, due to the Fund's lower exposure to technology and energy. These industries are heavily weighted in the convertible universe and were down significantly.

                                    TABLE 3
                             INDUSTRY PERFORMANCE*

                                                                   Total Returns
                                                                       4Q97
                                                                   -------------
Oil & Gas Products................................................     (5.6%)
Integrated Oil - Domestic.........................................     (3.9%)
Integrated Oil - Foreign..........................................     (5.4%)
Oil Services......................................................     (5.6%)
Computer Hardware.................................................     (0.9%)
Electronics - Semiconductors......................................     (7.2%)
Electronics - Instrumentation.....................................    (12.0%)

--------
 *Source: Merrill Lynch

  The Fund began the year most heavily weighted in the consumer staples and capital goods sector. The Fund was relatively under weighted in the consumer cyclical, basic industry and credit sensitive sectors. Within the consumer staples sector, the largest industry weightings are in media, health care, business services and retail. We believe that in a moderating economy, these industries should show very good relative growth. While retail might be expected to slow in a moderating economy, the consumer appears to be in good shape and continues to spend. In the capital goods sector, weightings were reduced somewhat during the year. More importantly, the Fund's commitment to technology decreased as the year progressed. As holdings in technology were sold, the Fund added investments in telecommunications. The basic industrial sector continues to be under weighted. Most industries in this sector have low unit growth and little pricing flexibility. Furthermore, many Asian companies in this sector may flood their respective markets with low cost products increasing already intense competition. The weighting in the credit sensitive sector declined as the Fund liquidated some of its holdings in REITs and the insurance industry.

                                    TABLE 4
                              SECTOR ALLOCATION*

                                                       December 31, December 31,
                                                           1996         1997
                                                       ------------ ------------
Consumer Staples......................................    48.9%        56.1%
Capital Goods.........................................    33.3%        26.3%
Consumer Cyclicals....................................     1.1%         1.2%
Basic Industries......................................     5.6%         7.2%
Credit Sensitive......................................    13.0%         6.6%

--------
 *As a percentage of net assets.

  During 1997, the Fund benefitted from holdings in a diverse group of securi-ties. The best performing industry was cable. After three years of under-per-formance, the group performed spectacularly. Holdings in Telecommunications Inc., U.S. West Media, Cox Communications and Time Warner all did well. In ad-dition to cable, the Fund realized significant profits on several technology holdings such as Altera, Analog Devices and Quantum Corp. The Fund's holding in Cisco Systems also

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     The President's Letter (continued)
[LOGO OF TCW]
-------------------------------------------------------------------------------

appreciated significantly during the year. Other holdings which added significant performance included Sepracor, SFX Broadcasting, Home Depot, Hexcel and Staples. The excellent performance of these securities offset some disappointments. In particular, significant holdings in Motorola, U.S. Filter, Thermo Electron, Xilinx and Safeguard Scientific under performed. However, we believe that after a year's hiatus, all of these holdings should do well in 1998.

  The Fund's strategy continues to emphasize companies which can show good earnings growth in a moderately growing economy. It is expected that the Fund will continue to invest in media, health care, technology, telecommunications and business and financial services where growth prospects appear promising. There still appears to be little reason to invest in most basic industries with the exception of energy. During the last three to four months, many energy stocks have declined significantly and now appear attractive. In addition, with current market volatility high and the tremendous uncertainty created by the Asian economic crisis, the Fund remains committed to selling most convertibles as they become equity equivalents and reinvesting the proceeds in convertibles which have good downside protection via short maturities or relatively high yields.

ECONOMIC/MARKET OUTLOOK

  Intermediate and long term interest rates fell significantly in 1997 and continue to do so in 1998. The Asian crisis should lower worldwide GDP growth in 1998 and lead to lower prices for many basic industrial goods and imported products. This should take some pressure off of inflation and lead to lower interest rates. Several prognosticators are now forecasting that thirty-year U.S. Treasury rates will fall to 5.0% by year-end 1998. While this may be optimistic, at least one cut in the Fed Funds rate seems likely and long term yields could fall to a range of 5.25%-5.50% by the second half of 1998.

                                    TABLE 5
                        U.S. TREASURY SECURITIES YIELD

                                         3 mo  1 yr  3 yr   5 yr   10 yr  30 yr
                                         ----  ----  -----  -----  -----  -----
12/31/96................................ 5.18% 5.49%  6.02%  6.21%  6.42%  6.64%
12/31/97................................ 5.35% 5.49%  5.67%  5.71%  5.74%  5.92%
Change in
 Basis Points........................... 0.17  0.00  (0.35) (0.50) (0.68) (0.72)

  In 1997, the U.S. enjoyed strong real growth led by a capital spending boom, rising real incomes and strong corporate profitability. With unemployment at 4.6%, rising pressure on inflation might be expected, but surprisingly inflation was at its lowest level in three decades and interest rates fell. While it is expected that problems in Asia will reduce U.S. real growth by between 0.5% and 0.75%, the U.S. economy should still grow between 2%-3%. Thus far, the problems in Asia have affected price levels and interest rates rather than U.S. economic growth. In all likelihood, the impact of the Asian turmoil on economic growth should be felt during the first half of 1998.

  While a massive international effort is underway to try to contain the crisis, there can be no assurance that the worst is over. A sovereign debt default or an adjustment of the Hong Kong peg could have serious repercussions and further depress worldwide equity markets. Perhaps the biggest impact of the Asian crisis on the U.S. will be to pressure profitability of U.S. corporations. A flood of low-priced imports could enter U.S. markets in 1998. The combination of slower revenue growth due to a moderating economy, import competition and higher wage rates could pressure profit margins thus leading to earnings disappointments. The critical question for investors is whether higher P/E ratios due to lower inflation and interest rates will offset the deterioration in corporate profit growth.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     The President's Letter (continued)
[LOGO OF TCW]
--------------------------------------------------------------------------------

  While it is impossible to predict the outcome of the turmoil in Asia, it is clear the environment for equities has become more uncertain. During the next few months, world equity markets are likely to remain volatile. The U.S. equity market seems to have entered a period of adjustment. While lower interest rates may mute the impact of lower earnings on stock prices, it seems that a fourth year of equity returns above 20% is unlikely. Our best guess is that returns will regress toward the long term mean of 10% with risk to the downside if the Asian crisis is not contained or corporate earnings growth turns negative. In this type of an environment, convertibles should provide competitive returns relative to equities with significant downside protection.

RIGHTS OFFERING

  The Fund launched a rights offering earlier this year. The offering was fully subscribed and the Fund received the proceeds of approximately $51.6 million in mid-May. These proceeds were invested promptly on behalf of the Funds investors. This proved to be fortuitous because the market has risen substantially since the proceeds were invested. Investors were able to purchase new shares at $8.09. These shares were worth $9.625 at December 31, 1997 and taking into account the quarterly dividends of $0.21 per share and the additional $0.03 distribution at year end, the return to investors has been 27.7% on these newly issued shares (including dividend reinvestment).

DIVIDEND REINVESTMENT PLAN

  Shareholders who wish to add to their investment may do so through the Dividend Reinvestment Plan. Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the per share Net Asset Value. If the market price, including commission on the share, is selling above the Net Asset Value, you will receive shares at a price equal to the higher of the Net Asset Value per share on the payment date or 95% of the closing market price.

  To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P. O. Box #11002, New York, New York, 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance please call our investor relations department at (800) 386-3829. As always, we would be pleased to accommodate your investment needs.

                    Sincerely,

                    /s/ Ernest O. Ellison
                    Ernest O. Ellison
                    President and Director

                    February 3, 1998

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            CONSUMER STAPLES (56.1% OF NET ASSETS)
            DRUGS AND HOSPITAL SUPPLY (2.4%)
 $5,465,000 Sandoz Capital BVI, Ltd., (Switzerland), 2%, due
             10/06/02...........................................   $ 8,375,113*
                                                                   -----------
            ENTERTAINMENT, LEISURE AND MEDIA (11.9%)
 $1,500,000 Activision, Inc., 6.75%, due 01/01/05...............     1,597,500*
     84,100 Evergreen Media Corp., $3.00 Convertible Preferred..     6,622,875*
      9,300 Golden Books Family Entertainment, Inc., $4.375
             Convertible Preferred..............................       492,900
     52,500 Golden Books Family Entertainment, Inc., $4.375
             Convertible Preferred..............................     2,782,500*
    209,500 Houston Industries, Inc., Exchangeable Time Warner,
             $3.215 Convertible Preferred.......................    11,954,594
    166,700 Merrill Lynch & Company, Inc., Exchangeable Cox
             Communications, Inc., $1.3725 Convertible
             Preferred..........................................     5,646,963
     48,100 TCI Pacific Communications, Inc., $5.00 Convertible
             Preferred..........................................     7,918,463
     85,400 U.S. West, Inc., Exchangeable U.S. West Media Group,
             $2.25 Convertible Preferred........................     5,268,113
                                                                   -----------
            Total Entertainment, Leisure and Media..............    42,283,908
                                                                   -----------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            FOODS, HOTELS AND RESTAURANTS (3.1%)
     69,200 Apple South, Inc., $3.50
             Convertible Preferred..............................   $ 3,758,425*
     63,500 Host Marriott Financial Trust,
             $3.375 Convertible Preferred.......................     3,810,000*
 $3,530,000 Signature Resort, 5.75%, due 01/15/07...............     3,596,188
                                                                   -----------
            Total Foods, Hotels and Restaurants.................    11,164,613
                                                                   -----------
            HEALTHCARE (15.5%)
 $6,205,000 Alternative Living Services, Inc., 5.25%, due
             12/15/02...........................................     7,228,825
 $1,920,000 Alternative Living Services, Inc.,
             7%, due 06/01/04...................................     2,822,400*
 $4,625,000 Assisted Living Concepts, Inc.,
             6%, due 11/01/02...................................     5,018,125
 $9,595,000 Athena Neurosciences, Inc.,
             Exchangeable Elan Corp. PLC (Ireland), 4.75%, due
             11/15/04...........................................     9,606,994*
 $3,720,000 Atria Communities, Inc., 5%, due 10/15/02...........     3,775,800*
     77,400 Laboratory Corp. of America Holdings, $4.25
             Convertible Preferred..............................     3,579,750
 $3,020,000 Morgan Stanley Group, Inc., Exchangeable Johnson &
             Johnson, 2%, due 03/29/02..........................     3,608,900
 $3,910,000 OccuSystems, Inc., 6%, due 12/15/01.................     5,469,113*
 $6,380,000 Omnicare, Inc., 5%, due 12/01/07....................     6,419,875*

* Restricted security. (See Note 8)

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (continued)
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal
   Amount                                                            Value
  ---------                                                          -----
 $   510,000 Quintiles Transnational Corp., 4.25%, due
              05/31/00.........................................   $   573,750
 $ 2,880,000 Quintiles Transnational Corp., 4.25%, due
              05/31/00.........................................     3,240,000*
 $ 2,815,000 Sunrise Assisted Living, Inc., 5.5%, due 06/15/02.     3,701,725*
                                                                  -----------
             Total Healthcare..................................    55,045,257
                                                                  -----------
             RETAIL (8.2%)
 $12,250,000 Costco Companies, Inc., 0%,
              due 08/19/17.....................................     7,304,063*
 $ 6,665,000 Home Depot, Inc., 3.25%, due 10/01/01.............     8,931,100
      65,400 Kmart Corp., $3.875 Convertible Preferred.........     3,376,275
 $ 7,085,000 Staples, Inc., 4.5%, due 10/01/00.................     9,369,913*
                                                                  -----------
             Total Retail......................................    28,981,351
                                                                  -----------
             RETAIL FOOD AND DRUG (1.9%)
 $ 6,250,000 Rite Aid Corp, 5.25%, due 09/15/02................     6,750,000*
                                                                  -----------
             SERVICES--BUSINESS (13.1%)
 $ 8,935,000 Cendant Corp., 4.75%, due 03/01/03................    11,928,225
 $ 4,925,000 Corestaff, Inc., 2.94%, due 08/15/04..............     4,106,219
 $ 1,200,000 CUC International, Inc., 3%, due 02/15/02.........     1,504,500
 $ 1,000,000 CUC International, Inc., Reg S, 3%, due 02/15/02..     1,253,750
 $ 8,845,000 CUC International, Inc., 3%, due 02/15/02.........    11,089,419*
 $ 4,955,000 Omnicon Group, Inc., 4.25%, due 01/03/07..........     6,788,350*
 $ 3,150,000 Personnel Group of America, Inc., 5.75%, due
              07/01/04.........................................     3,587,063*
 $ 3,295,000 SmarTalk Teleservices, Inc., 5.75%, due 09/15/04..     3,521,531*

 Number of
 Shares or
 Principal
   Amount                                                            Value
 ---------                                                           -----
     56,200 Snyder Communications, Inc., $1.6778 Convertible
             Preferred.........................................   $  1,910,800
     10,000 Vanstar Corp., $3.375 Convertible Preferred........        368,750
     15,000 Vanstar Corp., $3.375 Convertible Preferred........        553,125*
                                                                  ------------
            Total Services--Business...........................     46,611,732
                                                                  ------------
            TOTAL CONSUMER STAPLES (Cost: $166,342,771)........    199,211,974
                                                                  ------------
            CONSUMER CYCLICALS
             (COST: $3,965,000) (1.2%)
            AUTOMOTIVE (1.2%)
 $3,965,000 Tower Automotive, Inc., 5%, due 08/01/04...........      4,123,600*
                                                                  ------------
            CAPITAL GOODS (26.3%)
            AEROSPACE AND CONGLOMERATES (3.4%)
 $3,215,000 Morgan Stanley Group, Inc., Exchangeable Boeing
             Company, 0%, due 09/30/00.........................      3,600,800
 $3,145,000 Hexcel Corp., 7%, due 08/01/03.....................      5,157,800
 $1,875,000 Titan Corp., 8.25%, due 11/01/03...................      3,363,281
                                                                  ------------
            Total Aerospace and Conglomerates..................     12,121,881
                                                                  ------------
            ELECTRICAL INSTRUMENTS AND COMMUNICATION EQUIPMENT
             (4.2%)
 $4,790,000 Premiere Technologies, Inc., 5.75%, due 07/01/04...      4,999,563*
 $1,630,000 Tel-Save Holdings, Inc., 4.5%, due 09/15/02........      1,572,950*
 $8,600,000 Tel-Save Holdings, Inc., 5%, due 12/15/04..........      8,159,250*
                                                                  ------------
            Total Electrical Instruments and Communication
             Equipment.........................................     14,731,763
                                                                  ------------

* Restricted security. (See Note 8)
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (continued)
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal
   Amount                                                             Value
  ---------                                                           -----
             ELECTRONICS--SEMICONDUCTORS AND INSTRUMENTS (0.9%)
 $ 3,000,000 Adaptec, Inc., 4.75%, due 02/04/04.................   $ 3,090,000*
                                                                   -----------
             INFORMATION PROCESSING (5.0%)
      72,100 Morgan Stanley Group, Inc., Exchangeable Cisco
              Systems, Inc., $4.00 Convertible Preferred........     6,633,200
 $ 6,585,000 Safeguard Scientifics, Inc., 6%, due 02/01/06......     7,416,356*
 $ 3,575,000 Wind River Systems, Inc., 5%, due 08/01/02.........     3,811,844*
                                                                   -----------
             Total Information Processing.......................    17,861,400
                                                                   -----------
             OFFICE EQUIPMENT & SUPPLIES (1.0%)
 $ 3,740,000 Xerox Corp., 2.875%, due 07/01/02..................     3,665,200
                                                                   -----------
             POLLUTION CONTROL (8.5%)
 $ 8,050,000 Thermo Electron Corp., 4.25%, due 01/01/03.........    10,143,000*
 $11,645,000 United States Filter Corp., 4.5%, due 12/15/01.....    12,052,575
 $ 7,245,000 USA Waste Systems, Inc., 4%, due 02/01/02..........     7,933,275
                                                                   -----------
             Total Pollution Control............................    30,128,850
                                                                   -----------
             TELECOMMUNICATION EQUIPMENT (3.3%)
 $15,265,000 Motorola, Inc., 0%, due 09/27/13...................    11,620,481
                                                                   -----------
             TOTAL CAPITAL GOODS (Cost: $85,224,953)............    93,219,575
                                                                   -----------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            BASIC INDUSTRIES (7.2%)
            ENERGY AND OIL SERVICES (5.0%)
 $6,560,000 Baker Hughes, Inc., 0%, due 05/05/08................   $ 5,608,800
 $1,535,000 Diamond Offshore Drill, 3.75%, due 02/15/07.........     2,076,088
     79,300 EVI, Inc., $2.50 Convertible Preferred..............     3,657,713*
 $3,040,000 Loews Corp., Exchangeable Diamond Offshore Drill,
             3.125%, due 09/15/07...............................     2,941,200
     61,400 Unocal Corp., $3.125 Convertible Preferred..........     3,469,100
                                                                   -----------
            Total Energy and Oil Services.......................    17,752,901
                                                                   -----------
            OIL AND GAS-INTERNATIONAL (0.7%)
     31,100 Occidental Petroleum Corp., Exchangeable Canadian
             Occidental Petroleum, $3.00 Convertible Preferred
             (Canada)...........................................     2,581,300
                                                                   -----------
            PAPER AND PACKAGING (0.8%)
 $3,030,000 Metsa-Serla OYJ, (Finland), 4.375%, due 10/15/02....     2,772,450*
                                                                   -----------
            TRANSPORTATION (0.7%)
 $2,345,000 Halter Marine Group, Inc., 4.5%, due 09/15/04.......     2,532,600*
                                                                   -----------
            TOTAL BASIC INDUSTRIES (Cost: $24,979,264)..........    25,639,251
                                                                   -----------

* Restricted security. (See Note 8)
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (continued)
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                              Value
 ---------                                                             -----
            CREDIT SENSITIVE (6.6%)
            BUILDING, REAL ESTATE AND REIT'S (1.8%)
 $2,365,000 LTC Properties, Inc., 8.25%, due 07/01/01............   $ 2,908,950
 $2,590,000 LTC Properties, Inc., 8.5%, due 01/01/01.............     3,545,063
                                                                    -----------
            Total Building, Real Estate and REIT's...............     6,454,013
                                                                    -----------
            INSURANCE (1.2%)
    101,100 Salomon, Inc., Exchangeable Financial Security
             Assurance Holdings, Ltd., $2.30 Convertible
             Preferred...........................................     4,119,825
                                                                    -----------
            SERVICES-FINANCIAL, BANKING AND MISCELLANEOUS (3.6%)
    101,300 National Australia Bank, Ltd. (Australia), $1.96875
             Convertible Preferred...............................     2,868,056
     82,500 SunAmerica Corp., $3.188 Convertible Preferred.......     3,841,406
    182,700 Westpac Holdings Corp., Ltd., (Australia) $3.135
             Convertible Preferred...............................     6,120,444
                                                                    -----------
            Total Services-Financial, Banking and Miscellaneous..    12,829,906
                                                                    -----------
            TOTAL CREDIT SENSITIVE (Cost: $19,173,209)...........    23,403,744
                                                                    -----------

  Principal
   Amount                                                            Value
 -----------                                                         -----
             REPURCHASE AGREEMENTS (6.0%)
 $   118,831 Stock Loan Repurchase, Bear Stearns & Co., Inc.,
              dated 12/31/97, 3.375%, due 01/02/98
              (collateralized by $125,000 U.S. Treasury Bill,
              valued at $123,855)..............................   $    118,831
 $ 4,863,670 Stock Loan Repurchase, Bear Stearns & Co., Inc.,
              dated 12/31/97, 6.875%, due 01/02/98
              (collateralized by $5,000,000 U.S. Treasury Bill,
              valued at $4,964,800)............................      4,863,670
 $16,454,887 Cash Repurchase Agreement, Bear Stearns & Co.,
              Inc., dated 12/31/97, 6.25%, due 01/02/98
              (collateralized by $16,935,000 U.S. Treasury
              Bill, valued at $16,786,555).....................     16,454,887
                                                                  ------------
             TOTAL REPURCHASE AGREEMENTS (COST: $21,437,388)...     21,437,388
                                                                  ------------
             TOTAL INVESTMENTS (103.4%) (COST: $321,122,585)...    367,035,532
                                                                  ------------
             EXCESS OF LIABILITIES OVER OTHER ASSETS (-3.4%)...    (11,974,261)
                                                                  ------------
             NET ASSETS (100%).................................   $355,061,271
                                                                  ============

* Restricted security. (See Note 8)
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Statement of Assets and Liabilities
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

ASSETS:
  Investments at Value (Cost $321,122,585) (Note 1).............. $367,035,532
  Interest and Dividends Receivable..............................    2,761,813
                                                                  ------------
    Total Assets.................................................  369,797,345
                                                                  ------------
LIABILITIES:
  Payable upon Return of Securities Loaned (Note 5)..............    4,982,501
  Distributions Payable..........................................    9,254,707
  Accrued Investment Advisory and Service Fees (Note 3)..........      335,323
  Accounts Payable...............................................      163,543
                                                                  ------------
    Total Liabilities............................................   14,736,074
                                                                  ------------
NET ASSETS....................................................... $355,061,271
                                                                  ============
Net Assets were comprised of:
  Common Stock, par value $0.01 per share, (50,000,000 shares
   authorized, 38,561,279 shares issued and outstanding)......... $    385,613
  Paid-in Capital................................................  342,125,181
  Distribution of Paid-in Capital (Note 1).......................  (34,179,879)
  Net Unrealized Appreciation of Investments.....................   45,912,947
  Undistributed Net Realized Gains on Investments................      817,409
                                                                  ------------
NET ASSETS....................................................... $355,061,271
                                                                  ============
NET ASSET VALUE PER SHARE........................................ $       9.21
                                                                  ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Statement of Operations
     Year Ended December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest (Note 1) (including security lending fees of $54,242).... $10,209,331
  Dividends (Note 1)................................................   4,805,938
                                                                     -----------
    Total Investment Income.........................................  15,015,269
                                                                     -----------
EXPENSES:
  Investment Advisory Fees (Note 3).................................   1,853,979
  Custodian Fees....................................................     119,271
  Transfer Agent Fees...............................................      85,000
  Directors' Fees and Expenses (Note 6).............................      75,000
  Proxy Costs.......................................................      65,000
  Printing and Distribution Costs...................................      50,000
  Listing Fees......................................................      33,478
  Audit and Tax Service Fees........................................      30,000
  Accounting and Other Service Fees (Note 3)........................      25,000
  Insurance Costs...................................................      14,741
  Business Tax Fees.................................................      10,585
  Legal Fees (Note 6)...............................................       5,840
  Miscellaneous.....................................................       2,562
                                                                     -----------
    Total Expenses..................................................   2,370,456
                                                                     -----------
    Net Investment Income...........................................  12,644,813
                                                                     -----------
NET REALIZED GAINS AND CHANGE IN UNREALIZED APPRECIATION
 OF INVESTMENTS:
  Net Realized Gains on Investments.................................  19,760,433
  Change in Unrealized Appreciation of Investments..................  29,491,278
                                                                     -----------
    Net Realized Gains and Change in Unrealized
     Appreciation of Investments....................................  49,251,711
                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................... $61,896,524
                                                                     ===========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Statements of Changes in Net Assets
[LOGO OF TCW]
--------------------------------------------------------------------------------

                                               Year Ended        Year Ended
                                            December 31, 1997 December 31, 1996
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net Investment Income....................   $ 12,644,813      $ 11,278,914
  Net Realized Gains on Investments........     19,760,433        24,933,292
  Change in Unrealized Appreciation
   (Depreciation) of Investments...........     29,491,278          (382,158)
                                              ------------      ------------
    Increase in Net Assets Resulting from
     Operations............................     61,896,524        35,830,048
                                              ------------      ------------
Distributions to Shareholders:
  From Net Investment Income...............    (12,644,813)      (11,278,914)
  From Net Realized Gains on Investments...    (19,482,548)      (19,904,764)
                                              ------------      ------------
    Total Distributions to Shareholders....    (32,127,361)      (31,183,678)
                                              ------------      ------------
Capital Share Transactions:
  Shares Issued through Exercise of Common
   Stock Subscription Rights (6,396,283)
   (Note 9)................................     51,583,087               --
  Shares Issued in Reinvestment of
   Dividends (270,747 for the year ended
   December 31, 1997 and 233,869 for the
   year ended December 31, 1996)...........      2,442,324         2,012,418
                                              ------------      ------------
    Total Increase in Net Assets...........     83,794,574         6,658,788
NET ASSETS:
Beginning of Year..........................    271,266,697       264,607,909
                                              ------------      ------------
End of Year................................   $355,061,271      $271,266,697
                                              ============      ============

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements
[LOGO OF TCW]
-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

 TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Mary-land on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amend-ed. The Fund commenced operations on March 5, 1987. The Fund's investment ob-jective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of de-termination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are val-ued at amortized cost. Securities for which quotations are not readily avail-able and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income at the time the security is sold using a constant yield to maturity. Premiums on securities purchased are not amortized. Realized and unrealized gains and losses on investments are recorded on the basis of identified cost.

DISTRIBUTIONS: The Fund's Board of Directors has adopted a policy under which it has declared quarterly dividends of $0.21 per share. Payments to shareholders under the distribution policy are reflected in the financial statements in the following order; first from net investment income and, depending upon the results achieved each year, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year and, lastly, as a return of capital which is not taxable to shareholders.

 Income and capital gain distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences are primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclas-sifications to paid in capital and may affect net investment income per share.

REPURCHASE AGREEMENT: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund pur-chases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer de-lays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (continued)
[LOGO OF TCW]
-------------------------------------------------------------------------------

NOTE 2--FEDERAL INCOME TAXES:

 It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the year ended December 31, 1997, the Fund realized on a tax basis net realized gains of $19,760,433 on security transactions.

 As of December 31, 1997, net unrealized appreciation (depreciation) for fed-eral income tax purposes is comprised of the following components:

Appreciated securities............................................ $ 47,337,137
Depreciated securities............................................   (1,424,190)
                                                                   ------------
Net unrealized appreciation....................................... $ 45,912,947
                                                                   ============
Cost of securities for federal income tax purposes................ $321,122,585
                                                                   ============

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

 TCW Funds Management, Inc. is the Investment Adviser of the Fund and also furnishes the Fund with accounting and other services and office space. As compensation for the services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million. In addition, the Fund reimburses the Adviser for the costs of providing accounting services to the Fund (up to a maximum of $25,000 per year).

NOTE 4--PURCHASES AND SALES OF SECURITIES:

 For the year ended December 31, 1997, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $442,842,376 and $423,664,595, respectively. There were no purchases or sales of U.S. Government securities for the year ended December 31, 1997.

NOTE 5--SECURITY LENDING:

 During the year ended December 31, 1997, the Fund lent securities to a broker. The broker provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At December 31, 1997, the cash received from the borrowing broker was invested in overnight repurchase agreements issued by the borrowing broker which, in turn, were collateralized by U.S. Treasury securities valued at $5,088,655, or 102%, of the value of the loaned securities.

NOTE 6--DIRECTORS' AND LEGAL FEES:

 Directors who are not affiliated with the Investment Adviser received, as a group, aggregate fees and expenses of $75,000 from the Fund for the period ended December 31, 1997. Legal fees totaled $5,840 of which $1,703 were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a director of the Fund. Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Adviser.

NOTE 7--REPORT OF ANNUAL MEETING OF SHAREHOLDERS:

 The Annual Meeting of Shareholders of the Fund was held on July 16, 1997. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding voting securities:
(i) the election of Ernest O. Ellison, John C. Argue, Norman Barker, Jr., Richard W. Call, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 31,212,605 affirmative votes; votes opposed 319,388 and votes withheld 337,401); (ii) Renewal of the Investment Advisory and Management Agreement for another annual period (votes for: 30,947,323; votes against 383,620 and abstentions 538,451); and (iii) the ratification of the

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (continued)
[LOGO OF TCW]
--------------------------------------------------------------------------------
selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 1997 (votes for: 31,262,618; votes against 185,364 and abstentions 421,412). 38,437,491 shares were outstanding on the record date for this meeting and 31,869,394 shares entitled to vote were pres-ent in person or by proxy at the meeting.

NOTE 8--RESTRICTED SECURITIES:

 The following restricted securities held by the Fund at December 31, 1997 were valued both at the date of acquisition and December 31, 1997, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the Securities Act of 1933 (the "1933 Act") or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at December 31, 1997 is $163,225,110, which represents 46% of net assets.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (continued)
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

NOTE 8--RESTRICTED SECURITIES (CONTINUED)

  Number of
  Shares or
  Principal                                                 Date of
   Amount                                                 Acquisition    Cost
  ---------                                               ----------- ----------
 $ 1,500,000 Activision, Inc., 6.75%, due 01/01/05.....    12/16/97   $1,500,000
 $ 3,000,000 Adaptec, Inc., 4.75%, due 02/04/04........    01/28/97    3,006,250
 $ 1,920,000 Alternative Living Services, Inc., 7%, due
              06/01/04.................................    05/14/97    1,920,000
      69,200 Apple South, Inc., $3.50 Convertible
              Preferred................................    03/06/97    3,541,000
 $ 9,595,000 Athena
              Neurosciences, Inc., Exchangeable Elan
              Corp. PLC (Ireland), 4.75%, due 11/15/04.    11/05/97    9,595,000
 $ 3,720,000 Atria Communities, Inc., 5%, due
              10/15/02.................................    10/10/97    3,720,000
 $12,250,000 Costo Companies, Inc., 0%, due
              08/19/17.................................    08/14/97    6,198,499
 $ 8,845,000 CUC International, Inc., 3%, due 02/15/02.    02/05/97    8,850,874
      84,100 Evergreen Media Corp., $3.00 Convertible
              Preferred................................    06/11/97    4,298,750
      79,300 EVI, Inc., $2.50 Convertible
              Preferred................................    10/29/97    3,925,875
      52,500 Golden Books Family Entertainment, Inc.,
              $4.375 Convertible Preferred.............    08/14/96    2,656,238



 Number of
 Shares or
 Principal                                                 Date of
   Amount                                                Acquisition    Cost
 ---------                                               ----------- ----------
 $2,345,000 Halter Marine Group, Inc.,4.5%, due
             09/15/04..................................   09/10/97   $2,345,000
     63,500 Host Marriott Financial Trust, $3.375
             Convertible Preferred.....................   11/25/96    3,248,625
 $3,030,000 Metsa-Serla OYJ, (Finland), 4.375%, due
             10/15/02..................................   10/09/97    3,041,336
 $3,910,000 OccuSystems, Inc., 6%, due 12/15/01........   12/19/96    3,899,332
 $6,380,000 Omnicare, Inc., 5%, due 12/01/07...........   12/04/97    6,380,000
 $4,955,000 Omnicom Group, Inc., 4.25%, due 01/03/07...   08/18/96    5,004,075
 $3,150,000 Personnel Group of America, Inc., 5.75%,
             due 07/01/04..............................   06/17/97    3,164,875
 $4,790,000 Premiere Technologies, Inc., 5.75%, due
             07/01/04..................................   06/25/97    4,797,700
 $2,880,000 Quintiles Transnational Corp., 4.25%, due
             05/31/00..................................   04/23/96    2,855,555
 $6,250,000 Rite Aid Corp., 5.25%, due 09/15/02........   09/04/97    6,250,000
 $6,585,000 Safeguard Scientifics, Inc.,6%, due
             02/01/06..................................   01/06/97    6,340,594
 $5,465,000 Sandoz Capital BVI, Ltd., (Switzerland),
             2%, due 10/06/02..........................   09/28/95    5,880,539
 $3,295,000 SmarTalk Teleservices, Inc., 5.75%, due
             09/15/04..................................   09/12/97    3,295,000

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (continued)
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------
NOTE 8--RESTRICTED SECURITIES (CONTINUED)

 Number of
 Shares or
 Principal                                                  Date of
   Amount                                                 Acquisition    Cost
 ---------                                                ----------- ----------
 $7,085,000 Staples, Inc., 4.5%, due 10/01/00..........    09/12/95   $7,332,303
 $2,815,000 Sunrise Assisted Living, Inc., 5.5%, due
             06/15/02..................................    06/03/97    2,828,181
 $1,630,000 Tel-Save Holdings, Inc., 4.5%, due
             09/15/02..................................    09/30/97    1,678,615
 $8,600,000 Tel-Save Holdings, Inc., 5%, due 12/15/04 .    12/05/97    8,600,000
 $8,050,000 Thermo Electron Corp., 4.25%, due 01/01/03.    11/28/95    8,607,361
 $3,965,000 Tower Automotive, Inc., 5%, due 08/01/04...    07/24/97    3,965,000
     15,000 Vanstar Corp., $3.375 Convertible
             Preferred.................................    09/27/96      639,372
 $3,575,000 Wind River Systems,Inc., 5%, due 08/01/02..    07/23/97    3,575,000


NOTE 9--COMMON STOCK SUBSCRIPTION RIGHTS:

 Non-transferable rights to subscribe to shares of the Fund's common stock were issued to shareholders of record on March 21, 1997. The rights entitled the shareholders to acquire one share of newly issued common stock for each five rights held. At the termination of the subscription period on April 23, 1997, 6,396,283 shares of common stock were subscribed at a price of $8.09 per share as of April 23, 1997. Proceeds from the subscriptions totaled $51,583,087, net of issuance costs.

NOTE 10 -- SUBSEQUENT EVENTS (UNAUDITED):

 On February 17, 1998, the Board of Directors authorized the filing of a Registration Statement to effect an offering of 7,726,194 shares of the Fund. Such Registration Statement was filed with the U.S. Securities and Exchange Commission on March 10, 1998.

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Financial Highlights
[LOGO OF TCW]
-------------------------------------------------------------------------------

                                                            Year Ended December 31,
                           ----------------------------------------------------------------------------------------------------
                             1997      1996      1995      1994       1993      1992      1991      1990       1989      1988
                           --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
 Net Asset Value Per
  Share, Beginning of
  Year...................  $   8.51  $   8.36  $   7.47  $   8.79   $   8.36  $   8.09  $   6.85  $   8.36   $   7.99  $   7.76
                           --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
 Income from Operations:
 Net Investment Income...      0.35      0.36      0.37      0.38       0.40      0.41      0.43      0.46       0.50      0.55
 Impact to Capital for
  Shares Issued..........     (0.01)       --        --        --      (0.01)    (0.01)       --        --         --        --
 Net Realized and
  Unrealized Gains
  (Losses) on
  Securities.............      1.23      0.77      1.36     (0.86)      1.25      0.71      1.65     (1.13)      0.71      0.44
                           --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
    Total from Investment
     Operations..........      1.57      1.13      1.73     (0.48)      1.64      1.11      2.08     (0.67)      1.21      0.99
 Less Distributions:
 Distributions from
  Net Investment Income..     (0.35)    (0.36)    (0.37)    (0.38)     (0.40)    (0.41)    (0.43)    (0.46)     (0.50)    (0.55)
 Distributions from
  Net Realized Gains.....     (0.52)    (0.62)    (0.33)    (0.30)     (0.81)    (0.07)       --        --      (0.06)       --
 Distributions in Excess
  of Net Realized Gains..        --        --     (0.14)    (0.16)        --        --        --        --         --        --
 Return of Capital ......        --        --        --        --         --     (0.36)    (0.41)    (0.38)     (0.28)    (0.21)
                           --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
    Total Distributions..     (0.87)    (0.98)    (0.84)    (0.84)     (1.21)    (0.84)    (0.84)    (0.84)     (0.84)    (0.76)
                           --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
 Net Asset Value Per
  Share, End of Year.....  $   9.21  $   8.51  $   8.36  $   7.47   $   8.79  $   8.36  $   8.09  $   6.85   $   8.36  $   7.99
                           ========  ========  ========  ========   ========  ========  ========  ========   ========  ========
 Total Investment
  Return (1).............     12.98%    11.75%     33.6%    (7.43)%    13.77%    15.90%    41.38%    (3.78)%    20.23%    24.79%
 Net Asset Value Total
  Return (2).............     19.10%    13.94%     24.0%    (5.70)%    16.12%    13.35%    31.20%    (8.25)%    15.97%    13.24%
 RATIOS/SUPPLEMENTAL
  DATA:
 Net Assets, End of Year
  (in thousands).........  $355,061  $271,267  $264,608  $234,686   $273,230  $215,208  $172,331  $144,593   $175,732  $167,797
 Ratio of Expenses to
  Average Net Assets.....      0.74%     0.77%     0.81%     0.79%      0.80%     0.88%     0.94%     0.94%      0.95%     0.94%
 Ratio of Net Investment
  Income to Average Net
  Assets.................      3.95%     4.12%     4.60%     4.66%      4.48%     5.04%     5.68%     5.93%      5.90%     6.66%
 Portfolio Turnover Rate.    132.99%   125.72%   108.98%   110.04%    173.79%   139.39%   114.13%    99.53%     84.17%    70.62%
 Average Commission Rate
  Paid by the Fund (3)...  $   0.06  $   0.06       N/A       N/A        N/A       N/A       N/A       N/A        N/A       N/A

(1) Based on market value per share, adjusted for reinvestment of distributions.
(2) Based on net asset value per share, adjusted for reinvestment of distributions.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Independent Auditors' Report
[LOGO OF TCW]
-------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TCW CONVERTIBLE SECURITIES FUND,
INC.:

  We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997 and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                     /s/ Deloitte & Touche LLP

February 10, 1998
Los Angeles, California

                               [LOGO OF TCW(R)]

                          PART C - OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

1.   Financial Statements

                                                      Included in    Included in    Included in
                                                         Part A         Part B         Part C
                                                      -----------------------------------------
     Independent Auditors' Report                                          X

     Schedule of Investments at December 31, 1997                          X

     Statement of Assets and Liabilities at
      December 31, 1997                                                    X

     Statement of Operations For the Year Ended
      December 31, 1997                                                    X

     Statements of Changes in Net Assets For the Years
      Ended December 31, 1996 and 1997                                     X

     Notes to Financial Statements                                         X

     Financial Highlights
      For the Years Ended December 31, 1988, 1989,
      1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997      X

     Consent of Independent Auditors                                                      X

2. Exhibits
   --------

     a. Articles of Incorporation filed as Exhibit 1 to the Fund's initial Registration Statement on Form N-2 are incorporated herein by reference.

     b. Bylaws filed as Exhibit 2 to the Fund's initial Registration Statement on Form N-2 are incorporated herein by reference.

     bb. Article VIII of Bylaws filed as Exhibit 2(A) to Amendment No. 2 to the Fund's initial Registration Statement on Form N-2 incorporated herein by reference.

     d. Specimen Common Stock Certificates filed as Exhibit 4 to the Fund's initial Registration Statement on Form N-2 is incorporated herein by reference.

     dd.  Subscription Certificates is filed as page C-8 of this Part C.

     ddd. Notice of Guaranteed Delivery is filed as page C-11 of this Part C.

     e. Dividend Reinvestment Plan Terms and Conditions filed as Appendix C to the Prospectus, dated February 26, 1987, filed as part of Amendment No. 4 to the Fund's Registration Statement on Form N-2 are incorporated herein by reference.

     g. Investment Advisory and Management Agreement, dated as of February 17, 1987, between the Fund and TCW Funds Management, Inc. filed as Exhibit 6 to Amendment No. 2 to the Fund's initial Registration Statement on Form N-2 is incorporated herein by reference.

     j. Custody Agreement, dated as of February 17, 1987, between the Fund and Custodial Trust Company filed as Exhibit 9 to Amendment No. 2 to the Fund's Registration Statement on Form N-2 is incorporated herein by reference.

     jj. Amendment No. 1 to Custody Agreement, dated as of July 1, 1991, between the Fund and Custodial Trust Company filed as Exhibit 9.2 to Amendment No. 10 to the Fund's Registration Statement on Form N-2 is incorporated herein by reference.

     l.   Opinion and Consent of Counsel is filed as page C-13 of this Part C.

     n.   Consent of Deloitte & Touche LLP filed as page C-14 of this Part C.

     o.   Powers of Attorney are filed as pages C-15 et seq.

     p. Initial Capitalization Agreement, dated as of February 17, 1987, filed as Exhibit 14 to Amendment No. 2 to the Fund's Registration Statement on Form N-2 is incorporated herein by reference.

     Exhibits c, f, h, i, k, m and q have been omitted because the conditions requiring their filing do not exist.

ITEM 25   MARKETING ARRANGEMENTS

          Inapplicable.

ITEM 26   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          Printing                              $ 60,000
          Subscription Agent                      45,000
          Information Agent                       38,000
          SEC Registration Fees                   24,000
          Postage/Mailing                         20,000
          Accounting                               3,000
          Legal                                    2,000
          Miscellaneous                            8,000
                                                --------
                                                $200,000

ITEM 27   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

          None.

ITEM 28   NUMBER OF HOLDERS OF SECURITIES

          As of May 29, 1998:
                                                 (2)
                     (1)                      Number of
               Title of Class               Record Holders
               -------------------------------------------

          Common Stock, $.01 par value           3,025

ITEM 29   INDEMNIFICATION

          Article VIII of the Bylaws of the Registrant provides as follows:

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a director or officer of the Corporation shall be indemnified by the Corporation to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a director or officer and against all amounts paid or incurred by him in the settlement thereof;

           (ii) the words `claim,' `action,' `suit,' or `proceeding' shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words 'liability' and `expense' shall include, without limitation, attorneys' fees, costs, judgements, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a director or officer:

          (i) against any liability to the Corporation or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office;

          (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation; and

          (iii) in the event of a settlement of other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a director or officer, unless there has been a determination that such director or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

               (A) by the court or other body approving the settlement or other disposition,

               or

               (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-Interested Directors acting on the matter (provided that a majority of the Non-Interested Directors then in office act on the matter) or (y) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such director or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Corporation other than directors and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Article VIII may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article VIII provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Corporation shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Non-Interested Directors acting on the matter (provided that a majority of the Non-Interested Directors act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

          As used in this Article VIII, a `Non-Interested Director' is one who is not (i) an `Interested Person' (within the meaning of that term under the Investment Company Act of 1940, as amended) of the Corporation (including anyone who has been exempted from being an `Interested Person' by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding."

          Directors and officers of the Fund are named as insured under a directors' and officers' errors and omissions insurance policy.

ITEM 30   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          In addition to the Fund, the Investment Adviser serves as investment adviser or subadviser to a number of open and closed-end management investment companies that are registered under the 1940 Act and to a number of foreign investment companies. The list required by this Item 30 of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Advisers Act.

ITEM 31   LOCATION OF ACCOUNTS AND RECORDS

          Unless otherwise stated below, the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Treasurer of the Registrant, TCW Convertible Securities Fund, Inc.,
865 South Figueroa Street, Los Angeles, California 90017.

                               Location of
               Rule          Required Records
               ----          ----------------

          31a-1(b)(2)(c)     TCW Funds Management, Inc.
                             865 South Figueroa Street
                             Los Angeles, CA 90017

          31a-1(b)(2)(d)     The Bank of New York
                             Church Street Station
                             New York, NY 10286-1533

          31a-1(b)(4)-(6)    TCW Funds Management, Inc.
                             865 South Figueroa Street
                             Los Angeles, CA 90017

          31a-1(b)(9)-(11)   TCW Funds Management, Inc.
                             865 South Figueroa Street
                             Los Angeles, CA 90017

ITEM 32   MANAGEMENT SERVICES

          There is no management-related service contract under which services are provided to the Registrant which is not discussed in Part A of this form.

ITEM 33   UNDERTAKINGS

          The Registrant undertakes to suspend offering of its shares of Common Stock until it amends its prospectus if, subsequent to the effective date of this Registration Statement and prior to the expiration date of the Offering, the net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement.

          Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the provisions described in Item 3 or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, there unto duly authorized, in the City of Los Angeles, and the State of California, on the 29th day of June, 1998.

TCW CONVERTIBLE SECURITIES FUND, INC.


                   By:  /s/ Ronald E. Robison
                      ----------------------------
                      Ronald E. Robison
                      Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title                      Date
---------                               -----                      ----
/s/ Ernest O. Ellison*             President and Director       June 29, 1998
-----------------------------     (Chief Executive Officer)
Ernest O. Ellison


/s/ Alvin R. Albe, Jr.               Treasurer (Principal       June 29, 1998
-----------------------------        Financial Officer and
Alvin R. Albe, Jr.                Principal Accounting Officer)


/s/ John C. Argue*                        Director              June 29, 1998
-----------------------------
John C. Argue


s/ Norman Barker, Jr.*                    Director              June 29, 1998
-----------------------------
Norman Barker, Jr.


/s/ Richard W. Call*                      Director              June 29, 1998
-----------------------------
Richard W. Call


/s/ Edmund W. Clarke*                     Director              June 29, 1998
-----------------------------
Edmund W. Clarke


/sl Coleman W. Morton*                    Director              June 29, 1998
-----------------------------
Coleman W. Morton


/s/ Charles A. Parker*                    Director              June 29, 1998
-----------------------------
Charles A. Parker

/s/ Lawrence J. Sheehan*                  Director              June 29, 1998
-----------------------------
Lawrence J. Sheehan


/s/ Robert G. Sims*                       Director              June 29, 1998
-----------------------------
Robert G. Sims


 By /s/ Ronald E. Robison                                       June 29, 1998
    -------------------------
    Ronald E. Robison
    Attorney-in-Fact

                                                                      Exhibit dd

                                        SUBSCRIPTION CERTIFICATE NUMBER: _______

                                                       NUMBER OF RIGHTS: _______

                           SUBSCRIPTION CERTIFICATE

                     TCW CONVERTIBLE SECURITIES FUND, INC.

                 SUBSCRIPTION RIGHT FOR SHARES OF COMMON STOCK

          This Subscription Certificate represents the number of Rights set forth in the upper right hand corner of this Form. The Holder is entitled to acquire one (1) Share of the Common Stock of the TCW Convertible Securities Fund, Inc. (the "Fund") for each five (5) Rights held.

          To subscribe for Shares of Common Stock, the Holder must present to the Subscription Agent, prior to 5:00 p.m., New York City time, on the Expiration Date, either (i) a notice of guaranteed delivery attached hereto, guaranteeing delivery of (a) payment for the subscription Shares (under both Primary Subscription and the Over-Subscription Privilege) and (b) a properly completed and executed copy of this Subscription Certificate; or (ii) a properly completed and executed copy of this Subscription Certificate, together with a money order or check drawn on a bank located in the United States of America and payable to TCW Convertible Securities Fund, Inc. for an amount equal to the number of Shares subscribed for multiplied by $__________. Subscribers will be subsequently notified as to the number of Shares subscribed (under both Primary Subscription and the Over-Subscription Privilege) and the total amount owed based on the Subscription Price as set on the Pricing Date. See page 13 of the Prospectus. Payment for any balance will be due five (5) business days after the Confirmation Date.

          If an outstanding balance as described above is not received within the five (5) business day period, the Fund reserves the right to (i) find other purchasers for the subscribed-for and upaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

REGISTERED OWNER                       TCW CONVERTIBLE SECURITIES FUND, INC.

                                       THE BANK OF NEW YORK
                                       as Subscription Agent


                                       By:______________________________________

                                          THIS CERTIFICATE IS NON-TRANSFERABLE


     THIS RIGHTS OFFERING HAS BEEN QUALIFIED OR IS BELIEVED TO BE EXEMPT FROM QUALIFICATION ONLY UNDER THE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF EACH OF THE STATES IN THE UNITED STATES. RESIDENTS OF OTHER JURISDICTIONS MAY NOT PURCHASE THE SHARES OF COMMON STOCK OFFERED HEREBY UNLESS THEY CERTIFY THAT THEIR PURCHASES OF SUCH SHARES ARE EFFECTED IN ACCORDANCE WITH THE APPLICABLE LAWS OF SUCH JURISDICTIONS.

TO:  The Bank of New York
     Subscription Agent
     Tender and Exchange Department
     P.O. Box 11248
     Church Street Station
     New York, New York 10286-1248

     THIS CERTIFICATE MAY NOT BE TRANSFERRED

     THE REGISTERED OWNER OF THIS SUBSCRIPTION CERTIFICATE IS ENTITLED TO THE NUMBER OF RIGHTS SHOWN IN THE UPPER RIGHT HAND CORNER OF THE OTHER SIDE OF THIS FORM AND TO SUBSCRIBE FOR ADDITIONAL SHARES OF COMMON STOCK OF TCW CONVERTIBLE SECURITIES FUND, INC. UPON THE TERMS AND CONDITIONS SPECIFIED IN THE PROSPECTUS RELATING THERETO, WHICH ARE INCORPORATED HEREIN BY REFERENCE, AND IS ALSO AFFORDED THE OVER-SUBSCRIPTION PRIVILEGE DESCRIBED IN THE PROSPECTUS.

PLEASE FILL IN ALL APPLICABLE INFORMATION:

1.   (A)  Number of Shares Subscripted for in Primary
          Subscription (not to exceed the ratio of one
          (1) Share for every five (5) Rights held):                 _______

     (B)  Number of Shares subscribed for under the Over-
          Subscription Privilege (not to exceed the ratio of one
          (1) share for every five (5) rights held):                 _______

     (C)  Total of (A) and (B) above                                 _______

2.   Method of Payment: Check (A) and (B):

     (A)  Notice of Guaranteed Delivery of Payment                   _______
                        or
     (B)  Multiply number of Shares on Line 1(C) by $_____
          (and enclose money order or check in this amount payable to "TCW Convertible Securities Fund, Inc.")**

_____________

     ** The Purchase Price of $_____ used herein is assumed and may be more or less than the actual Subscription Price. See pages _____ and _____ of the Prospectus.

I hereby irrevocably subscribe for the number of Shares indicated above upon the terms and conditions specified in the Prospectus relating hereto. Receipt of the Prospectus is hereby acknowledged.

Signature of Subscriber:                 _______________________________________

(Joint owners should each sign. If signing as executor, administrator, attorney, trustee, or guardian, give title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of authorized person)

TO BE EXECUTED ONLY BY NON-UNITED STATES RESIDENTS:

          I hereby certify that the foregoing purchase of Common Stock has been effected in accordance with the applicable laws of the jurisdiction in which I reside.

Dated: _______________________, 1998


                                            ____________________________________

                                            ____________________________________

                                                                     Exhibit ddd


            NOTICE OF GUARANTEED DELIVERY FOR SHARES OF COMMON STOCK
              OF TCW CONVERTIBLE SECURITIES FUND, INC. SUBSCRIBED
                     FOR UNDER PRIMARY SUBSCRIPTION AND THE
                          OVER-SUBSCRIPTION PRIVILEGE


          As set forth on pages 12, 13, 14 and 15 of the Prospectus under "Payment for Shares," this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all Shares of the Fund's Common Stock subscribed for under the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent.

                           The Subscription Agent is:

                              THE BANK OF NEW YORK
                   Attention: Tender and Exchange Department

By Mail:                   By Facsimile:          By Hand, Express Mail or
P.O. Box 11248             (Telecopier):          Overnight Courier:
Church Street Station      (212) 815-6213         101 Barclay Street
New York, New York         Confirm by Telephone   Receive & Delivery Window
10286-1248                 (800) 507-9357         New York, New York 10286

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A TELECOPY OR FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY

The New York Stock Exchange member firm or bank or trust company which completes this form must communicate the guarantee and the number of Shares subscribed for (under both the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery of Payment, guaranteeing delivery of (i) payment in full for all Subscribed Shares and (ii) a properly completed and signed copy of the Subscription Agreement, to the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to do so will result in a forfeiture of the Rights.

                                   GUARANTEE

     The undersigned, a member firm of the New York Stock Exchange or a bank or trust company, (i) guarantees delivery to the Subscription Agent by the close of business (5:00 p.m., New York City time) on __________, 1998 of (A) a properly completed and executed Subscription Certificate, and (B) payment of the full Subscription Price for Shares subscribed for on Primary Subscription and pursuant to the Over-Subscription Privilege, as subscription for such Shares is indicated herein or in the Subscription Certificate.

---------------------------        ----------------------------
NUMBER OF SHARES ON PRIMARY        NUMBER OF SHARES ON OVER-
SUBSCRIPTION                       SUBSCRIPTION PRIVILEGE


---------------------------        ----------------------------
Name of Firm                       Authorized Signature


---------------------------        ----------------------------
Address                            Title


                                   Name:
---------------------------             -----------------------
Zip Code                                (Please Type or Print)


---------------------------        ----------------------------
Telephone Number                   Date

                           TCW FUNDS MANAGEMENT, INC.
                       865 S. FIGUEROA STREET, SUITE 1800
                         LOS ANGELES, CALIFORNIA 90017
                            (213) 244-0000 Telephone
                            (213) 244-0645 Facsimile



June 29, 1998



TCW Convertible Securities Fund, Inc.
865 South Figueroa Street
Los Angeles, California 90017

Gentlemen:

          At your request, I have examined the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 , to be filed by you with the Commission in connection with the registration under the Securities Act of 1933, as amended, of 7,737,466 shares of your Common Stock, $.01 par value (the "Shares"). I am familiar with the proceedings taken and proposed to be taken by you in connection with the authorization, issuance and sale of the Shares.

          Based upon my examination and upon my knowledge of your corporate activities, it is my opinion that, subject to such proceedings as now contemplated being duly taken and completed by you prior to the issuance of the Shares and subject to the issuance of an appropriate order by the Commission declaring the Registration Statement, as amended, effective, the Shares upon issuance for sale as set forth in the Registration Statement, as amended, will constitute validly issued, fully paid and nonassessable shares of your Common Stock.

          I consent to the filing of this opinion as an exhibit to the Registration Statement. I am a member of the Bar of Maryland.

                                   Respectfully submitted,

                                   /s/ Philip K. Holl

                                   Philip K. Holl

                                                                       Exhibit n


Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California
Telephone (213) 688-0800



CONSENT OF INDEPENDENT AUDITORS

TCW CONVERTIBLE SECURITIES FUND, INC.:

We consent to (a) the use in this Amendment #22 Registration Statement (Investment Company Act File No. 811-4980) on Form N-2 of our report on the statement of assets and liabilities of TCW Convertible Securities Fund, Inc. including the schedule of investments as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended appearing in Part B, the Statement of Additional Information of such Registration Statement, (b) the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement, and (c) the reference to us under the headings "Auditors" and "Experts" in such Prospectus.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Los Angeles


June 29, 1998

                                                                       Exhibit o

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



February 17, 1998
                                                /s/ Ernest O. Ellison
                                                -----------------------------
                                                Ernest O. Ellison

                                                                       Exhibit o

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



February 17, 1998                              /s/ John C. Argue
                                               ---------------------------
                                               John C. Argue

                                                                       Exhibit o

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



February 17, 1998
                                                  /s/ Norman Barker, Jr.
                                                  -------------------------
                                                  Norman Barker, Jr.

                                                                       Exhibit o


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



February 17, 1998
                                                /s/ Richard W. Call
                                                ------------------------
                                                Richard W. Call

                                                                       Exhibit o

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



February 17, 1998
                                                /s/ Coleman W. Morton
                                                --------------------------
                                                Coleman W. Morton

                                                                       Exhibit o

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



February 17, 1998
                                           /s/ Charles A. Parker
                                           -----------------------------
                                           Charles A. Parker

                                                                       Exhibit o

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



February 17, 1998
                                              /s/ Lawrence J. Sheehan
                                              ------------------------------
                                              Lawrence J. Sheehan

                                                                       Exhibit o

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest O. Ellison, Ronald E. Robison, Philip K. Holl and Marie M. Bender, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



February 17, 1998                                /s/ Robert G. Sims
                                                 --------------------------
                                                 Robert G. Sims